UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03479
                                   ---------

                    FRANKLIN NEW YORK TAX-FREE INCOME FUND
                    --------------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
              (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------

Date of fiscal year end: 5/31
                         ----

Date of reporting period: 5/31/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                    MAY 31, 2007
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    ANNUAL REPORT AND SHAREHOLDER LETTER                 TAX-FREE INCOME
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                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                      FRANKLIN NEW YORK
                     TAX-FREE INCOME FUND

                                                    Eligible shareholders can
                                                    sign up for eDelivery at
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                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        FRANKLIN o Templeton o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS - RETIREMENT PLANS - 529 COLLEGE SAVINGS PLANS - SEPARATE ACCOUNTS
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                               [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ..............................................    4

ANNUAL REPORT

Franklin New York Tax-Free Income Fund ....................................    7

Performance Summary .......................................................   13

Your Fund's Expenses ......................................................   18

Financial Highlights and Statement of Investments .........................   20

Financial Statements ......................................................   39

Notes to Financial Statements .............................................   43

Report of Independent Registered Public Accounting Firm ...................   50

Tax Designation ...........................................................   51

Meeting of Shareholders ...................................................   52

Board Members and Officers ................................................   56

Shareholder Information ...................................................   61

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Shareholder Letter

Dear Shareholder:

During the one-year period ended May 31, 2007, the U.S. economy continued to grow, but at a declining pace. Growth was supported by relatively low core inflation, a decline in oil prices, some improving economic data and generally positive corporate earnings reports. Counterbalancing these positive factors were rising short-term interest rates, mixed inflation signals and concerns about a national housing market decline and its potential spillover effects. Although the nation's trade deficit continued to grow, the federal budget deficit shrank in the 2006 fiscal year because corporate and income tax payments were larger than expected. According to the Congressional Budget Office, the federal budget deficit for fiscal year 2007 is expected to be less than 2% of gross domestic product, lower than in fiscal year 2006.

The Federal Reserve Board (Fed) raised the federal funds target rate in June 2006, bringing it to 5.25%. However, the Fed has held rates steady since then and has remained noncommittal about the outlook for future rate actions. Fed Chairman Bernanke has voiced his intention to analyze all economic data before deciding on the Fed's next course of action. The 10-year Treasury yield decreased from 5.12% to 4.90% over the period.

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Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
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                                               Not part of the annual report | 1

Oil prices were volatile and ended the period at $64 per barrel, a decline from the closing high of $77 per barrel in July 2006. Many of the factors that had caused higher volatility and prices, such as anticipated high hurricane activity, British Petroleum's Alaska pipeline's partial closure and the conflict between Israel and Hezbollah in Lebanon, either did not materialize or decreased in intensity during the reporting period. As a result, oil prices fell approximately 17% from their highs; however, tensions in the Middle East continued. If oil prices were to continue to decline, inflationary pressures could also be expected to subside somewhat and overall interest rates could decline.

At period-end, the future direction for interest rates and the fixed income market is still somewhat unclear. The economy slowed during the 12-month period, which could cause inflation expectations and longer-term interest rates to decline. Other evidence implies that inflation, indicated by data such as unit labor costs, might actually be increasing beyond the Fed's comfort level, which could lead to higher interest rates. Partly in response to this uncertainty, Chairman Bernanke decided to suspend the Fed's string of 17 consecutive rate increases and assess new data as it is released. We think Chairman Bernanke is right to consider and analyze new data to gauge the economy's direction before he decides what the Fed should do with short-term rates.

In the enclosed annual report for Franklin New York Tax-Free Income Fund, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

We continue to recommend investors consult their financial advisors and review their portfolios to design a strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.


2 | Not part of the annual report

We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin New York Tax-Free Income Fund

/s/ Sheila Amoroso

Sheila Amoroso

/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MAY 31, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                               Not part of the annual report | 3

Special Feature

UNDERSTANDING INTEREST RATES

HAVE YOU EVER WONDERED WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES. 1 EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.    WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the Federal funds target rate (Fed funds rate), which is the rate banks charge other banks for overnight loans. This rate in turn, influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate to keep inflation in check or to help stimulate the economy.

      Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market driven and tend to move in anticipation of changes in the economy and inflation.

Q.    WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth.

      If the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from January 2001 to June 2003. On the other hand, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did from 2004 through mid-2006.

      It should be noted that short- and long-term interest rates don't necessarily move in tandem. While short-term rates rose substantially from 2004 through 2006, long-term rates, despite some fluctuations, experienced only a slight increase.

      1. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non U.S. investors on Form W-8BEN.

[GRAPHIC Q&A]

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


4 | Not part of the annual report

                                                                   [GRAPHIC Q&A]

Q.    HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices, and thus a tax-free income fund's share price, move in the opposite direction of interest rates. When rates go up, newly issued bonds come to market with higher yields than existing bonds. The newly issued bonds become more attractive than comparable existing bonds with lower yields, so investors who want to sell their existing bonds have to reduce their prices to make them equally attractive. So when interest rates rise, bond prices fall and, conversely, when rates decline, bond prices tend to rise in value.

                                [GRAPHIC OMITTED]

      Generally, tax-free income fund portfolios comprising municipal bonds with longer maturities are more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds. Similarly, funds with shorter-term municipal bonds are typically more influenced by short-term interest rate changes than funds with longer-term municipal bonds.

Q.    HOW DO INTEREST RATE CHANGES AFFECT MY TAX-FREE INCOME FUND'S TOTAL
      RETURN?

A. Total return includes price movement (capital appreciation or depreciation) and income. While interest rate changes will cause tax-free income fund prices to fluctuate, it's important to remember that as a tax-free income fund shareholder, you also receive monthly tax-free income. Historically, income has contributed the largest component of total return for municipal bonds. 2 And since bonds generally pay interest whether prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

      2. Source: Lehman Brothers Municipal Bond Index, 3/31/07. Total return includes compounded income and capital appreciation over the 20-year period ended 3/31/07. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                               Not part of the annual report | 5

Q.    HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new, lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline over time.

      Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they may be able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income. 1

      We carefully select bonds for our fund portfolios that we believe will provide a high level of stable income over the long term. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our portfolios.

      Our straightforward, "plain-vanilla" approach to investing means we don't try to time the market or predict interest rate movements. Similarly, we don't use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile.

      Our investment strategy cannot eliminate interest rate risk, but it may help to reduce this risk.

Q.    WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. The key reasons to own tax-free income funds don't change with market conditions. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

[GRAPHIC Q&A]

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS


6 | Not part of the annual report

Annual Report

Franklin New York Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
5/31/07

--------------------------------------------------------------------------------
                                                               % OF TOTAL
RATINGS                                                 LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                               69.0%
--------------------------------------------------------------------------------
AA                                                                19.8%
--------------------------------------------------------------------------------
A                                                                  4.5%
--------------------------------------------------------------------------------
BBB                                                                0.7%
--------------------------------------------------------------------------------
Not Rated by S&P                                                   6.0%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                        MOODY'S   INTERNAL
AAA or Aaa                                        1.3%       0.3%
AA or Aa                                          0.3%        --
A                                                 1.1%       2.0%
BBB or Baa                                        0.5%       0.2%
Below Investment Grade                            0.1%       0.2%
-----------------------------------------------------------------
Total                                             3.3%       2.7%

--------------------------------------------------------------------------------

This annual report for Franklin New York Tax-Free Income Fund covers the fiscal year ended May 31, 2007.

1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 24.


                                                               Annual Report | 7

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.72 on May 31, 2006, to $11.69 on May 31, 2007. The Fund's Class A shares paid dividends totaling 51.45 cents per share for the same period. 2 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.18%, based on an annualization of the 4.25 cent per share May dividend and the maximum offering price of $12.21 on May 31, 2007. An investor in the 2007 maximum combined effective federal and New York state and City personal income tax bracket of 41.82% would need to earn a distribution rate of 7.19% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

New York's deep and diversified economy expanded and improved during the year under review. Through 2006, the state's largest private employment sectors were education and health services; trade, transportation and warehousing; professional and business services; and leisure, hospitality and other services. Primary growth drivers included strong profits and bonuses in the finance and insurance industries as well as the robust economies of greater New York City, Long Island and Hudson Valley. Overall employment increased; however, employment gains were not consistent across sectors and such areas as manufacturing employment continued to decline. In addition, economic performance in many upstate urban centers, such as Buffalo and Rochester, remained weak. As of May 2007, New York's unemployment rate was 4.4%, which was lower than the 4.5% national rate. 3

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.


8 | Annual Report

DIVIDEND DISTRIBUTIONS 2

--------------------------------------------------------------------------------
                                             DIVIDEND PER SHARE
                            ----------------------------------------------------
MONTH                         CLASS A      CLASS B      CLASS C    ADVISOR CLASS
--------------------------------------------------------------------------------
June 2006                   4.30 cents   3.77 cents   3.78 cents    4.39 cents
--------------------------------------------------------------------------------
July 2006                   4.30 cents   3.77 cents   3.78 cents    4.39 cents
--------------------------------------------------------------------------------
August 2006                 4.30 cents   3.77 cents   3.78 cents    4.39 cents
--------------------------------------------------------------------------------
September 2006              4.30 cents   3.75 cents   3.75 cents    4.38 cents
--------------------------------------------------------------------------------
October 2006                4.30 cents   3.75 cents   3.75 cents    4.38 cents
--------------------------------------------------------------------------------
November 2006               4.30 cents   3.75 cents   3.75 cents    4.38 cents
--------------------------------------------------------------------------------
December 2006               4.30 cents   3.74 cents   3.74 cents    4.38 cents
--------------------------------------------------------------------------------
January 2007                4.30 cents   3.74 cents   3.74 cents    4.38 cents
--------------------------------------------------------------------------------
February 2007               4.30 cents   3.74 cents   3.74 cents    4.38 cents
--------------------------------------------------------------------------------
March 2007                  4.25 cents   3.71 cents   3.71 cents    4.35 cents
--------------------------------------------------------------------------------
April 2007                  4.25 cents   3.71 cents   3.71 cents    4.35 cents
--------------------------------------------------------------------------------
May 2007                    4.25 cents   3.71 cents   3.71 cents    4.35 cents
--------------------------------------------------------------------------------

The state's 2006-2007 fiscal year budget estimated a $1.5 billion general fund operating surplus, after an $81 million deposit to the state's tax stabilization reserve fund. 4 New York anticipates a $279 million revenue surplus and $172 million in lower expenditures relative to midyear estimates. 4 Revenue growth and total general fund receipts were forecast to be 12% and 9% higher than in fiscal year 2005-2006. 4 Revenues benefited from solid economic growth and strong performance in the financial services, real estate and construction sectors. Decreased spending was based on reduced local aid payments, fringe benefit costs and general operating savings.

Although the state's debt levels were higher than the national average, they were manageable and within the range of other northeastern states. New York's state-supported debt, including general obligation bonds and appropriation-backed debt, totaled $40.6 billion at the end of fiscal year 2005-2006. 4

Independent credit rating agency Standard & Poor's rated New York's debt AA with a stable outlook. 5 The rating and outlook reflected the state's diversified and growing economy, conservative budget management, and solid debt and capital planning management and policies.

4. Source: Standard & Poor's, "Research: State Review: New York State," RATINGSDIRECT, 2/14/07.

5. This does not indicate Standard & Poor's rating of the Fund.


                                                               Annual Report | 9

MUNICIPAL BOND MARKET OVERVIEW

For the 12 months ended May 31, 2007, the municipal bond market continued to deliver positive performance despite a Federal Reserve Board (Fed) interest rate hike, inflation concerns, volatile oil prices, mixed market expectations and uncertainty regarding future economic growth. Intermediate- and longer-term municipal yields tracked declining Treasury yields over the period. Global equity market volatility and uncertainty regarding the impact of sub-prime mortgage defaults on the housing market, economy, and Fed policy resulted in a flight to quality as many investors moved from equities to bonds. Largely as a result, intermediate- and long-term yields fell. The Lehman Brothers Municipal Bond Index returned +4.84% for the period, while the Lehman Brothers U.S. Treasury Index returned +5.86%. 6

During the reporting period, short-term interest rates increased as the Fed raised the federal funds target rate from 5.00% to 5.25% in June 2006. Since then, the Fed has maintained the short-term rate at 5.25% with an inflation risk bias, stating it is more concerned with a potential for increased inflation than a slowing economy. Many market participants appeared to expect that the Fed was more likely to lower the federal funds target rate than raise it. This sentiment was reflected by an inversion of the Treasury yield curve (spread between short-term and long-term yields) for 3-month to 2-year securities during the reporting period. On May 31, 2007, the 2-year Treasury yielded 4.92%, the 10-year 4.90% and the 30-year 5.01%. Yields decreased 12, 22 and 20 basis points, respectively, for the one-year period (100 basis points equal one percentage point).

During the period, as nominal yields remained low and Treasury yields remained inverted, credit spreads (the difference in yield between higher-grade and lower-grade securities) continued to narrow. In this environment, the interest rate premium decreased for assuming additional risk in the taxable fixed income market. As a result, non-traditional municipal buyers seemed to focus on the municipal bond market. Non-traditional or cross-over buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. With historically favorable intermediate- and longer-term municipal yields versus Treasury yields, and a positive sloping yield curve (though flatter than usual), municipal bonds

6. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


10 | Annual Report
offered favorable relative value for traditional and cross-over fixed income investors. As a result, demand was consistently strong for intermediate- to longer-term municipal bonds over the period, which drove performance and contributed to further flattening of the municipal yield curve. According to Municipal Market Data, the 2-year yield rose 9 basis points, while 10-year and 30-year yields fell 11 and 28 basis points. 7

Generally low interest rates continued to motivate municipal issuers to access the debt market to finance their capital needs. In 2006, new issuance was approximately $388 billion, which was the second-highest volume after the $408 billion issued in 2005. 8 So far in 2007, supply has been unusually large with new municipal issuance up 29.6%. 8 Refunding deals, in which issuers take advantage of lower rates to finance higher yielding outstanding debt, were 55.8% higher than during the first five months of 2006. 8 Strong demand from traditional buyers such as mutual funds, individuals and insurance companies combined with large participation of cross-over buyers enabled the municipal bond market to absorb the comparatively large amount of new issuance throughout the reporting period.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our income-oriented investment philosophy, the Fund tends to hold higher-coupon bonds, which generally exhibit less volatility when long-term interest rates change. These higher coupon bonds generally produce higher levels of income, which we can distribute to shareholders.

PORTFOLIO BREAKDOWN
5/31/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                40.4%
--------------------------------------------------------------------------------
Transportation                                                             11.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       11.6%
--------------------------------------------------------------------------------
Tax-Supported                                                              10.0%
--------------------------------------------------------------------------------
Utilities                                                                   8.3%
--------------------------------------------------------------------------------
Higher Education                                                            4.6%
--------------------------------------------------------------------------------
General Obligation                                                          4.5%
--------------------------------------------------------------------------------
Other Revenue                                                               3.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      3.2%
--------------------------------------------------------------------------------
Housing                                                                     1.2%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.6%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

7. Source: Thomson Financial.

8. Source: THE BOND BUYER.


                                                              Annual Report | 11

In line with our relative value investment strategy, and to further reduce volatility, we avoided derivative securities and other exotic investment vehicles designed to leverage the portfolio. During the period, the Fund had no exposure to inverse floaters or any other form of leverage. 9 Also, as the alternative minimum tax (AMT) affects more individuals each year, we continued to avoid bonds subject to AMT to prevent a taxable situation for individuals subject to AMT.

We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income. Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.

9. Inverse floaters pay a variable coupon rate that changes in direction opposite to that of short-term interest rates, which can have the effect of adding leverage to a portfolio.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

Performance Summary as of 5/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FNYTX)                          CHANGE    5/31/07    5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.03    $ 11.69    $ 11.72
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.5145
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0052
--------------------------------------------------------------------------------
TOTAL                               $0.5197
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FTFBX)                          CHANGE    5/31/07    5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.03    $ 11.67    $ 11.70
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.4491
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0052
--------------------------------------------------------------------------------
TOTAL                               $0.4543
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FNYIX)                          CHANGE    5/31/07    5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.02    $ 11.69    $ 11.71
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.4494
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0052
--------------------------------------------------------------------------------
TOTAL                               $0.4546
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FNYAX)                    CHANGE    5/31/07    5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.03    $ 11.70    $ 11.73
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.5250
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0052
--------------------------------------------------------------------------------
TOTAL                               $0.5302
--------------------------------------------------------------------------------


                                                              Annual Report | 13

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +4.25%    +25.92%         +67.54%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -0.18%     +3.81%          +4.84%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 3                         -0.22%     +3.57%          +4.72%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.18%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       7.19%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.28%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.64%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.60%
--------------------------------------------------------------------------------------------------
CLASS B                                                    1-YEAR     5-YEAR    INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +3.67%    +22.51%         +40.44%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -0.31%     +3.80%          +4.12%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 3                         -0.24%     +3.56%          +4.04%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.81%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.55%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.86%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.92%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.16%
--------------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +3.76%    +22.59%         +58.49%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +2.76%     +4.16%          +4.71%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 3                         +2.75%     +3.90%          +4.59%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.81%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.55%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.87%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.93%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.16%
--------------------------------------------------------------------------------------------------
ADVISOR CLASS 8                                            1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +4.34%    +26.58%         +68.48%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +4.34%     +4.83%          +5.36%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 3                         +4.42%     +4.58%          +5.24%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.46%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       7.67%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.51%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   6.03%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.51%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (6/1/97-5/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin New York            Lehman Brothers
                  Tax-Free Income Fund       Municipal Bond Index 9      CPI 9
--------------------------------------------------------------------------------
     6/1/1997           $  9,573                    $ 10,000           $ 10,000
    6/30/1997           $  9,651                    $ 10,107           $ 10,012
    7/31/1997           $  9,904                    $ 10,386           $ 10,025
    8/31/1997           $  9,850                    $ 10,289           $ 10,044
    9/30/1997           $  9,963                    $ 10,411           $ 10,069
   10/31/1997           $ 10,034                    $ 10,478           $ 10,094
   11/30/1997           $ 10,098                    $ 10,540           $ 10,087
   12/31/1997           $ 10,234                    $ 10,694           $ 10,075
    1/31/1998           $ 10,341                    $ 10,804           $ 10,094
    2/28/1998           $ 10,354                    $ 10,807           $ 10,112
    3/31/1998           $ 10,393                    $ 10,817           $ 10,131
    4/30/1998           $ 10,362                    $ 10,768           $ 10,150
    5/31/1998           $ 10,514                    $ 10,938           $ 10,169
    6/30/1998           $ 10,571                    $ 10,981           $ 10,181
    7/31/1998           $ 10,593                    $ 11,009           $ 10,194
    8/31/1998           $ 10,730                    $ 11,179           $ 10,206
    9/30/1998           $ 10,849                    $ 11,318           $ 10,219
   10/31/1998           $ 10,861                    $ 11,318           $ 10,244
   11/30/1998           $ 10,892                    $ 11,358           $ 10,244
   12/31/1998           $ 10,909                    $ 11,386           $ 10,237
    1/31/1999           $ 11,011                    $ 11,522           $ 10,262
    2/28/1999           $ 10,996                    $ 11,472           $ 10,275
    3/31/1999           $ 11,026                    $ 11,487           $ 10,306
    4/30/1999           $ 11,056                    $ 11,516           $ 10,381
    5/31/1999           $ 11,012                    $ 11,449           $ 10,381
    6/30/1999           $ 10,875                    $ 11,285           $ 10,381
    7/31/1999           $ 10,905                    $ 11,326           $ 10,412
    8/31/1999           $ 10,786                    $ 11,235           $ 10,437
    9/30/1999           $ 10,779                    $ 11,240           $ 10,487
   10/31/1999           $ 10,639                    $ 11,118           $ 10,506
   11/30/1999           $ 10,746                    $ 11,236           $ 10,512
   12/31/1999           $ 10,659                    $ 11,152           $ 10,512
    1/31/2000           $ 10,613                    $ 11,104           $ 10,543
    2/29/2000           $ 10,741                    $ 11,233           $ 10,606
    3/31/2000           $ 10,978                    $ 11,478           $ 10,693
    4/30/2000           $ 10,911                    $ 11,410           $ 10,700
    5/31/2000           $ 10,875                    $ 11,351           $ 10,712
    6/30/2000           $ 11,124                    $ 11,652           $ 10,768
    7/31/2000           $ 11,245                    $ 11,814           $ 10,793
    8/31/2000           $ 11,397                    $ 11,996           $ 10,793
    9/30/2000           $ 11,360                    $ 11,934           $ 10,849
   10/31/2000           $ 11,453                    $ 12,064           $ 10,868
   11/30/2000           $ 11,546                    $ 12,155           $ 10,874
   12/31/2000           $ 11,803                    $ 12,455           $ 10,868
    1/31/2001           $ 11,876                    $ 12,579           $ 10,937
    2/28/2001           $ 11,940                    $ 12,619           $ 10,981
    3/31/2001           $ 12,044                    $ 12,732           $ 11,006
    4/30/2001           $ 11,973                    $ 12,594           $ 11,049
    5/31/2001           $ 12,067                    $ 12,729           $ 11,099
    6/30/2001           $ 12,151                    $ 12,815           $ 11,118
    7/31/2001           $ 12,309                    $ 13,004           $ 11,087
    8/31/2001           $ 12,468                    $ 13,219           $ 11,087
    9/30/2001           $ 12,395                    $ 13,174           $ 11,137
   10/31/2001           $ 12,512                    $ 13,331           $ 11,099
   11/30/2001           $ 12,449                    $ 13,219           $ 11,081
   12/31/2001           $ 12,352                    $ 13,094           $ 11,037
    1/31/2002           $ 12,533                    $ 13,321           $ 11,062
    2/28/2002           $ 12,662                    $ 13,481           $ 11,106
    3/31/2002           $ 12,477                    $ 13,217           $ 11,168
    4/30/2002           $ 12,639                    $ 13,476           $ 11,230
    5/31/2002           $ 12,737                    $ 13,557           $ 11,230
    6/30/2002           $ 12,845                    $ 13,701           $ 11,237
    7/31/2002           $ 12,998                    $ 13,877           $ 11,249
    8/31/2002           $ 13,151                    $ 14,044           $ 11,287
    9/30/2002           $ 13,438                    $ 14,351           $ 11,305
   10/31/2002           $ 13,247                    $ 14,113           $ 11,324
   11/30/2002           $ 13,198                    $ 14,055           $ 11,324
   12/31/2002           $ 13,476                    $ 14,351           $ 11,299
    1/31/2003           $ 13,439                    $ 14,315           $ 11,349
    2/28/2003           $ 13,594                    $ 14,515           $ 11,437
    3/31/2003           $ 13,613                    $ 14,524           $ 11,505
    4/30/2003           $ 13,724                    $ 14,620           $ 11,480
    5/31/2003           $ 14,018                    $ 14,962           $ 11,462
    6/30/2003           $ 13,967                    $ 14,899           $ 11,474
    7/31/2003           $ 13,489                    $ 14,377           $ 11,487
    8/31/2003           $ 13,589                    $ 14,484           $ 11,530
    9/30/2003           $ 13,923                    $ 14,910           $ 11,568
   10/31/2003           $ 13,895                    $ 14,835           $ 11,555
   11/30/2003           $ 14,031                    $ 14,990           $ 11,524
   12/31/2003           $ 14,132                    $ 15,114           $ 11,512
    1/31/2004           $ 14,220                    $ 15,200           $ 11,568
    2/29/2004           $ 14,416                    $ 15,429           $ 11,630
    3/31/2004           $ 14,375                    $ 15,376           $ 11,705
    4/30/2004           $ 14,046                    $ 15,011           $ 11,743
    5/31/2004           $ 13,980                    $ 14,957           $ 11,811
    6/30/2004           $ 14,010                    $ 15,011           $ 11,849
    7/31/2004           $ 14,185                    $ 15,209           $ 11,830
    8/31/2004           $ 14,422                    $ 15,514           $ 11,836
    9/30/2004           $ 14,526                    $ 15,596           $ 11,861
   10/31/2004           $ 14,655                    $ 15,730           $ 11,924
   11/30/2004           $ 14,538                    $ 15,601           $ 11,930
   12/31/2004           $ 14,729                    $ 15,791           $ 11,886
    1/31/2005           $ 14,870                    $ 15,939           $ 11,911
    2/28/2005           $ 14,851                    $ 15,886           $ 11,980
    3/31/2005           $ 14,794                    $ 15,785           $ 12,074
    4/30/2005           $ 14,987                    $ 16,034           $ 12,155
    5/31/2005           $ 15,092                    $ 16,148           $ 12,142
    6/30/2005           $ 15,197                    $ 16,248           $ 12,149
    7/31/2005           $ 15,138                    $ 16,174           $ 12,205
    8/31/2005           $ 15,283                    $ 16,338           $ 12,267
    9/30/2005           $ 15,185                    $ 16,228           $ 12,417
   10/31/2005           $ 15,113                    $ 16,129           $ 12,442
   11/30/2005           $ 15,168                    $ 16,207           $ 12,342
   12/31/2005           $ 15,288                    $ 16,346           $ 12,292
    1/31/2006           $ 15,318                    $ 16,390           $ 12,386
    2/28/2006           $ 15,426                    $ 16,500           $ 12,411
    3/31/2006           $ 15,338                    $ 16,386           $ 12,480
    4/30/2006           $ 15,342                    $ 16,381           $ 12,586
    5/31/2006           $ 15,386                    $ 16,454           $ 12,648
    6/30/2006           $ 15,337                    $ 16,392           $ 12,673
    7/31/2006           $ 15,486                    $ 16,587           $ 12,711
    8/31/2006           $ 15,676                    $ 16,833           $ 12,736
    9/30/2006           $ 15,760                    $ 16,950           $ 12,673
   10/31/2006           $ 15,857                    $ 17,056           $ 12,605
   11/30/2006           $ 15,982                    $ 17,198           $ 12,586
   12/31/2006           $ 15,939                    $ 17,138           $ 12,605
    1/31/2007           $ 15,916                    $ 17,094           $ 12,643
    2/28/2007           $ 16,083                    $ 17,319           $ 12,711
    3/31/2007           $ 16,046                    $ 17,276           $ 12,826
    4/30/2007           $ 16,090                    $ 17,327           $ 12,910
    5/31/2007           $ 16,038                    $ 17,251           $ 12,989

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                5/31/07
------------------------------
1-Year                  -0.18%
------------------------------
5-Year                  +3.81%
------------------------------
10-Year                 +4.84%
------------------------------

CLASS B (1/1/99-5/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin New York            Lehman Brothers
                  Tax-Free Income Fund       Municipal Bond Index 9      CPI 9
--------------------------------------------------------------------------------
     1/1/1999           $ 10,000                    $ 10,000           $ 10,000
    1/31/1999           $ 10,086                    $ 10,119           $ 10,024
    2/28/1999           $ 10,067                    $ 10,075           $ 10,037
    3/31/1999           $ 10,090                    $ 10,089           $ 10,067
    4/30/1999           $ 10,106                    $ 10,114           $ 10,140
    5/31/1999           $ 10,062                    $ 10,055           $ 10,140
    6/30/1999           $  9,932                    $  9,911           $ 10,140
    7/31/1999           $  9,955                    $  9,947           $ 10,171
    8/31/1999           $  9,841                    $  9,867           $ 10,195
    9/30/1999           $  9,830                    $  9,871           $ 10,244
   10/31/1999           $  9,698                    $  9,764           $ 10,262
   11/30/1999           $  9,790                    $  9,868           $ 10,268
   12/31/1999           $  9,706                    $  9,794           $ 10,268
    1/31/2000           $  9,669                    $  9,752           $ 10,299
    2/29/2000           $  9,781                    $  9,865           $ 10,360
    3/31/2000           $  9,983                    $ 10,081           $ 10,445
    4/30/2000           $  9,927                    $ 10,021           $ 10,451
    5/31/2000           $  9,880                    $  9,969           $ 10,464
    6/30/2000           $ 10,102                    $ 10,233           $ 10,519
    7/31/2000           $ 10,217                    $ 10,375           $ 10,543
    8/31/2000           $ 10,350                    $ 10,535           $ 10,543
    9/30/2000           $ 10,302                    $ 10,481           $ 10,598
   10/31/2000           $ 10,391                    $ 10,595           $ 10,616
   11/30/2000           $ 10,462                    $ 10,675           $ 10,622
   12/31/2000           $ 10,690                    $ 10,939           $ 10,616
    1/31/2001           $ 10,751                    $ 11,047           $ 10,683
    2/28/2001           $ 10,804                    $ 11,082           $ 10,726
    3/31/2001           $ 10,893                    $ 11,182           $ 10,750
    4/30/2001           $ 10,824                    $ 11,060           $ 10,793
    5/31/2001           $ 10,914                    $ 11,179           $ 10,842
    6/30/2001           $ 10,976                    $ 11,254           $ 10,860
    7/31/2001           $ 11,114                    $ 11,421           $ 10,830
    8/31/2001           $ 11,252                    $ 11,609           $ 10,830
    9/30/2001           $ 11,181                    $ 11,570           $ 10,879
   10/31/2001           $ 11,282                    $ 11,708           $ 10,842
   11/30/2001           $ 11,219                    $ 11,609           $ 10,824
   12/31/2001           $ 11,126                    $ 11,499           $ 10,781
    1/31/2002           $ 11,285                    $ 11,699           $ 10,805
    2/28/2002           $ 11,396                    $ 11,840           $ 10,848
    3/31/2002           $ 11,224                    $ 11,608           $ 10,909
    4/30/2002           $ 11,365                    $ 11,835           $ 10,970
    5/31/2002           $ 11,447                    $ 11,907           $ 10,970
    6/30/2002           $ 11,539                    $ 12,033           $ 10,976
    7/31/2002           $ 11,671                    $ 12,187           $ 10,988
    8/31/2002           $ 11,803                    $ 12,334           $ 11,025
    9/30/2002           $ 12,056                    $ 12,604           $ 11,043
   10/31/2002           $ 11,878                    $ 12,395           $ 11,062
   11/30/2002           $ 11,829                    $ 12,343           $ 11,062
   12/31/2002           $ 12,073                    $ 12,604           $ 11,037
    1/31/2003           $ 12,034                    $ 12,572           $ 11,086
    2/28/2003           $ 12,168                    $ 12,748           $ 11,171
    3/31/2003           $ 12,179                    $ 12,755           $ 11,239
    4/30/2003           $ 12,272                    $ 12,840           $ 11,214
    5/31/2003           $ 12,530                    $ 13,140           $ 11,196
    6/30/2003           $ 12,480                    $ 13,084           $ 11,208
    7/31/2003           $ 12,046                    $ 12,627           $ 11,220
    8/31/2003           $ 12,130                    $ 12,721           $ 11,263
    9/30/2003           $ 12,422                    $ 13,095           $ 11,300
   10/31/2003           $ 12,392                    $ 13,029           $ 11,287
   11/30/2003           $ 12,508                    $ 13,165           $ 11,257
   12/31/2003           $ 12,591                    $ 13,274           $ 11,245
    1/31/2004           $ 12,665                    $ 13,350           $ 11,300
    2/29/2004           $ 12,823                    $ 13,551           $ 11,361
    3/31/2004           $ 12,780                    $ 13,503           $ 11,434
    4/30/2004           $ 12,491                    $ 13,184           $ 11,470
    5/31/2004           $ 12,416                    $ 13,136           $ 11,538
    6/30/2004           $ 12,448                    $ 13,184           $ 11,574
    7/31/2004           $ 12,588                    $ 13,357           $ 11,556
    8/31/2004           $ 12,803                    $ 13,625           $ 11,562
    9/30/2004           $ 12,879                    $ 13,697           $ 11,586
   10/31/2004           $ 12,987                    $ 13,815           $ 11,647
   11/30/2004           $ 12,877                    $ 13,701           $ 11,653
   12/31/2004           $ 13,040                    $ 13,868           $ 11,611
    1/31/2005           $ 13,171                    $ 13,998           $ 11,635
    2/28/2005           $ 13,137                    $ 13,951           $ 11,702
    3/31/2005           $ 13,081                    $ 13,863           $ 11,794
    4/30/2005           $ 13,256                    $ 14,082           $ 11,873
    5/31/2005           $ 13,343                    $ 14,182           $ 11,861
    6/30/2005           $ 13,430                    $ 14,270           $ 11,867
    7/31/2005           $ 13,361                    $ 14,205           $ 11,922
    8/31/2005           $ 13,482                    $ 14,348           $ 11,983
    9/30/2005           $ 13,401                    $ 14,252           $ 12,129
   10/31/2005           $ 13,331                    $ 14,165           $ 12,154
   11/30/2005           $ 13,362                    $ 14,233           $ 12,056
   12/31/2005           $ 13,461                    $ 14,356           $ 12,007
    1/31/2006           $ 13,481                    $ 14,394           $ 12,099
    2/28/2006           $ 13,582                    $ 14,491           $ 12,123
    3/31/2006           $ 13,498                    $ 14,391           $ 12,190
    4/30/2006           $ 13,495                    $ 14,386           $ 12,294
    5/31/2006           $ 13,527                    $ 14,450           $ 12,355
    6/30/2006           $ 13,467                    $ 14,396           $ 12,379
    7/31/2006           $ 13,604                    $ 14,567           $ 12,416
    8/31/2006           $ 13,753                    $ 14,783           $ 12,441
    9/30/2006           $ 13,832                    $ 14,886           $ 12,379
   10/31/2006           $ 13,899                    $ 14,979           $ 12,312
   11/30/2006           $ 14,002                    $ 15,104           $ 12,294
   12/31/2006           $ 13,958                    $ 15,051           $ 12,312
    1/31/2007           $ 13,938                    $ 15,012           $ 12,350
    2/28/2007           $ 14,085                    $ 15,210           $ 12,416
    3/31/2007           $ 14,052                    $ 15,173           $ 12,529
    4/30/2007           $ 14,092                    $ 15,218           $ 12,610
    5/31/2007           $ 14,044                    $ 15,150           $ 12,688

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS B                         5/31/07
---------------------------------------
1-Year                           -0.31%
---------------------------------------
5-Year                           +3.80%
---------------------------------------
Since Inception (1/1/99)         +4.12%
---------------------------------------


                                                              Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                5/31/07
------------------------------
1-Year                  +2.76%
------------------------------
5-Year                  +4.16%
------------------------------
10-Year                 +4.71%
------------------------------

CLASS C (6/1/97-5/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin New York         Lehman Brothers
                   Tax-Free Income Fund     Municipal Bond Index 9    CPI 9
-----------------------------------------------------------------------------
     6/1/1997            $ 10,000                  $ 10,000         $ 10,000
    6/30/1997            $ 10,086                  $ 10,107         $ 10,012
    7/31/1997            $ 10,345                  $ 10,386         $ 10,025
    8/31/1997            $ 10,275                  $ 10,289         $ 10,044
    9/30/1997            $ 10,397                  $ 10,411         $ 10,069
   10/31/1997            $ 10,457                  $ 10,478         $ 10,094
   11/30/1997            $ 10,518                  $ 10,540         $ 10,087
   12/31/1997            $ 10,664                  $ 10,694         $ 10,075
    1/31/1998            $ 10,761                  $ 10,804         $ 10,094
    2/28/1998            $ 10,778                  $ 10,807         $ 10,112
    3/31/1998            $ 10,813                  $ 10,817         $ 10,131
    4/30/1998            $ 10,776                  $ 10,768         $ 10,150
    5/31/1998            $ 10,920                  $ 10,938         $ 10,169
    6/30/1998            $ 10,974                  $ 10,981         $ 10,181
    7/31/1998            $ 11,001                  $ 11,009         $ 10,194
    8/31/1998            $ 11,137                  $ 11,179         $ 10,206
    9/30/1998            $ 11,246                  $ 11,318         $ 10,219
   10/31/1998            $ 11,262                  $ 11,318         $ 10,244
   11/30/1998            $ 11,279                  $ 11,358         $ 10,244
   12/31/1998            $ 11,300                  $ 11,386         $ 10,237
    1/31/1999            $ 11,401                  $ 11,522         $ 10,262
    2/28/1999            $ 11,379                  $ 11,472         $ 10,275
    3/31/1999            $ 11,395                  $ 11,487         $ 10,306
    4/30/1999            $ 11,430                  $ 11,516         $ 10,381
    5/31/1999            $ 11,379                  $ 11,449         $ 10,381
    6/30/1999            $ 11,232                  $ 11,285         $ 10,381
    7/31/1999            $ 11,258                  $ 11,326         $ 10,412
    8/31/1999            $ 11,130                  $ 11,235         $ 10,437
    9/30/1999            $ 11,117                  $ 11,240         $ 10,487
   10/31/1999            $ 10,968                  $ 11,118         $ 10,506
   11/30/1999            $ 11,073                  $ 11,236         $ 10,512
   12/31/1999            $ 10,978                  $ 11,152         $ 10,512
    1/31/2000            $ 10,925                  $ 11,104         $ 10,543
    2/29/2000            $ 11,052                  $ 11,233         $ 10,606
    3/31/2000            $ 11,290                  $ 11,478         $ 10,693
    4/30/2000            $ 11,217                  $ 11,410         $ 10,700
    5/31/2000            $ 11,173                  $ 11,351         $ 10,712
    6/30/2000            $ 11,424                  $ 11,652         $ 10,768
    7/31/2000            $ 11,544                  $ 11,814         $ 10,793
    8/31/2000            $ 11,694                  $ 11,996         $ 10,793
    9/30/2000            $ 11,640                  $ 11,934         $ 10,849
   10/31/2000            $ 11,740                  $ 12,064         $ 10,868
   11/30/2000            $ 11,820                  $ 12,155         $ 10,874
   12/31/2000            $ 12,077                  $ 12,455         $ 10,868
    1/31/2001            $ 12,157                  $ 12,579         $ 10,937
    2/28/2001            $ 12,206                  $ 12,619         $ 10,981
    3/31/2001            $ 12,306                  $ 12,732         $ 11,006
    4/30/2001            $ 12,238                  $ 12,594         $ 11,049
    5/31/2001            $ 12,329                  $ 12,729         $ 11,099
    6/30/2001            $ 12,399                  $ 12,815         $ 11,118
    7/31/2001            $ 12,555                  $ 13,004         $ 11,087
    8/31/2001            $ 12,722                  $ 13,219         $ 11,087
    9/30/2001            $ 12,630                  $ 13,174         $ 11,137
   10/31/2001            $ 12,755                  $ 13,331         $ 11,099
   11/30/2001            $ 12,684                  $ 13,219         $ 11,081
   12/31/2001            $ 12,579                  $ 13,094         $ 11,037
    1/31/2002            $ 12,758                  $ 13,321         $ 11,062
    2/28/2002            $ 12,872                  $ 13,481         $ 11,106
    3/31/2002            $ 12,688                  $ 13,217         $ 11,168
    4/30/2002            $ 12,847                  $ 13,476         $ 11,230
    5/31/2002            $ 12,929                  $ 13,557         $ 11,230
    6/30/2002            $ 13,044                  $ 13,701         $ 11,237
    7/31/2002            $ 13,182                  $ 13,877         $ 11,249
    8/31/2002            $ 13,343                  $ 14,044         $ 11,287
    9/30/2002            $ 13,628                  $ 14,351         $ 11,305
   10/31/2002            $ 13,428                  $ 14,113         $ 11,324
   11/30/2002            $ 13,373                  $ 14,055         $ 11,324
   12/31/2002            $ 13,637                  $ 14,351         $ 11,299
    1/31/2003            $ 13,605                  $ 14,315         $ 11,349
    2/28/2003            $ 13,744                  $ 14,515         $ 11,437
    3/31/2003            $ 13,768                  $ 14,524         $ 11,505
    4/30/2003            $ 13,873                  $ 14,620         $ 11,480
    5/31/2003            $ 14,164                  $ 14,962         $ 11,462
    6/30/2003            $ 14,095                  $ 14,899         $ 11,474
    7/31/2003            $ 13,617                  $ 14,377         $ 11,487
    8/31/2003            $ 13,711                  $ 14,484         $ 11,530
    9/30/2003            $ 14,030                  $ 14,910         $ 11,568
   10/31/2003            $ 14,007                  $ 14,835         $ 11,555
   11/30/2003            $ 14,126                  $ 14,990         $ 11,524
   12/31/2003            $ 14,232                  $ 15,114         $ 11,512
    1/31/2004            $ 14,315                  $ 15,200         $ 11,568
    2/29/2004            $ 14,493                  $ 15,429         $ 11,630
    3/31/2004            $ 14,445                  $ 15,376         $ 11,705
    4/30/2004            $ 14,120                  $ 15,011         $ 11,743
    5/31/2004            $ 14,035                  $ 14,957         $ 11,811
    6/30/2004            $ 14,059                  $ 15,011         $ 11,849
    7/31/2004            $ 14,229                  $ 15,209         $ 11,830
    8/31/2004            $ 14,460                  $ 15,514         $ 11,836
    9/30/2004            $ 14,557                  $ 15,596         $ 11,861
   10/31/2004            $ 14,679                  $ 15,730         $ 11,924
   11/30/2004            $ 14,556                  $ 15,601         $ 11,930
   12/31/2004            $ 14,739                  $ 15,791         $ 11,886
    1/31/2005            $ 14,874                  $ 15,939         $ 11,911
    2/28/2005            $ 14,848                  $ 15,886         $ 11,980
    3/31/2005            $ 14,783                  $ 15,785         $ 12,074
    4/30/2005            $ 14,982                  $ 16,034         $ 12,155
    5/31/2005            $ 15,067                  $ 16,148         $ 12,142
    6/30/2005            $ 15,165                  $ 16,248         $ 12,149
    7/31/2005            $ 15,099                  $ 16,174         $ 12,205
    8/31/2005            $ 15,236                  $ 16,338         $ 12,267
    9/30/2005            $ 15,145                  $ 16,228         $ 12,417
   10/31/2005            $ 15,066                  $ 16,129         $ 12,442
   11/30/2005            $ 15,101                  $ 16,207         $ 12,342
   12/31/2005            $ 15,213                  $ 16,346         $ 12,292
    1/31/2006            $ 15,235                  $ 16,390         $ 12,386
    2/28/2006            $ 15,336                  $ 16,500         $ 12,411
    3/31/2006            $ 15,255                  $ 16,386         $ 12,480
    4/30/2006            $ 15,251                  $ 16,381         $ 12,586
    5/31/2006            $ 15,274                  $ 16,454         $ 12,648
    6/30/2006            $ 15,219                  $ 16,392         $ 12,673
    7/31/2006            $ 15,374                  $ 16,587         $ 12,711
    8/31/2006            $ 15,542                  $ 16,833         $ 12,736
    9/30/2006            $ 15,631                  $ 16,950         $ 12,673
   10/31/2006            $ 15,707                  $ 17,056         $ 12,605
   11/30/2006            $ 15,824                  $ 17,198         $ 12,586
   12/31/2006            $ 15,774                  $ 17,138         $ 12,605
    1/31/2007            $ 15,743                  $ 17,094         $ 12,643
    2/28/2007            $ 15,901                  $ 17,319         $ 12,711
    3/31/2007            $ 15,857                  $ 17,276         $ 12,826
    4/30/2007            $ 15,893                  $ 17,327         $ 12,910
    5/31/2007            $ 15,849                  $ 17,251         $ 12,989

AVERAGE ANNUAL TOTAL RETURN

---------------------------------
ADVISOR CLASS 8           5/31/07
---------------------------------
1-Year                     +4.34%
---------------------------------
5-Year                     +4.83%
---------------------------------
10-Year                    +5.36%
---------------------------------

ADVISOR CLASS (6/1/97-5/31/07) 8

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                    Franklin New York          Lehman Brothers
                   Tax-Free Income Fund      Municipal Bond Index 9   CPI 9
-----------------------------------------------------------------------------
     6/1/1997             $ 10,000                   $ 10,000        $ 10,000
    6/30/1997             $ 10,082                   $ 10,107        $ 10,012
    7/31/1997             $ 10,346                   $ 10,386        $ 10,025
    8/31/1997             $ 10,289                   $ 10,289        $ 10,044
    9/30/1997             $ 10,407                   $ 10,411        $ 10,069
   10/31/1997             $ 10,482                   $ 10,478        $ 10,094
   11/30/1997             $ 10,548                   $ 10,540        $ 10,087
   12/31/1997             $ 10,691                   $ 10,694        $ 10,075
    1/31/1998             $ 10,802                   $ 10,804        $ 10,094
    2/28/1998             $ 10,815                   $ 10,807        $ 10,112
    3/31/1998             $ 10,856                   $ 10,817        $ 10,131
    4/30/1998             $ 10,824                   $ 10,768        $ 10,150
    5/31/1998             $ 10,983                   $ 10,938        $ 10,169
    6/30/1998             $ 11,043                   $ 10,981        $ 10,181
    7/31/1998             $ 11,066                   $ 11,009        $ 10,194
    8/31/1998             $ 11,209                   $ 11,179        $ 10,206
    9/30/1998             $ 11,333                   $ 11,318        $ 10,219
   10/31/1998             $ 11,345                   $ 11,318        $ 10,244
   11/30/1998             $ 11,377                   $ 11,358        $ 10,244
   12/31/1998             $ 11,395                   $ 11,386        $ 10,237
    1/31/1999             $ 11,502                   $ 11,522        $ 10,262
    2/28/1999             $ 11,486                   $ 11,472        $ 10,275
    3/31/1999             $ 11,517                   $ 11,487        $ 10,306
    4/30/1999             $ 11,549                   $ 11,516        $ 10,381
    5/31/1999             $ 11,503                   $ 11,449        $ 10,381
    6/30/1999             $ 11,360                   $ 11,285        $ 10,381
    7/31/1999             $ 11,391                   $ 11,326        $ 10,412
    8/31/1999             $ 11,267                   $ 11,235        $ 10,437
    9/30/1999             $ 11,259                   $ 11,240        $ 10,487
   10/31/1999             $ 11,114                   $ 11,118        $ 10,506
   11/30/1999             $ 11,225                   $ 11,236        $ 10,512
   12/31/1999             $ 11,134                   $ 11,152        $ 10,512
    1/31/2000             $ 11,086                   $ 11,104        $ 10,543
    2/29/2000             $ 11,220                   $ 11,233        $ 10,606
    3/31/2000             $ 11,467                   $ 11,478        $ 10,693
    4/30/2000             $ 11,398                   $ 11,410        $ 10,700
    5/31/2000             $ 11,360                   $ 11,351        $ 10,712
    6/30/2000             $ 11,620                   $ 11,652        $ 10,768
    7/31/2000             $ 11,747                   $ 11,814        $ 10,793
    8/31/2000             $ 11,906                   $ 11,996        $ 10,793
    9/30/2000             $ 11,866                   $ 11,934        $ 10,849
   10/31/2000             $ 11,964                   $ 12,064        $ 10,868
   11/30/2000             $ 12,061                   $ 12,155        $ 10,874
   12/31/2000             $ 12,329                   $ 12,455        $ 10,868
    1/31/2001             $ 12,406                   $ 12,579        $ 10,937
    2/28/2001             $ 12,472                   $ 12,619        $ 10,981
    3/31/2001             $ 12,581                   $ 12,732        $ 11,006
    4/30/2001             $ 12,507                   $ 12,594        $ 11,049
    5/31/2001             $ 12,606                   $ 12,729        $ 11,099
    6/30/2001             $ 12,693                   $ 12,815        $ 11,118
    7/31/2001             $ 12,858                   $ 13,004        $ 11,087
    8/31/2001             $ 13,024                   $ 13,219        $ 11,087
    9/30/2001             $ 12,947                   $ 13,174        $ 11,137
   10/31/2001             $ 13,081                   $ 13,331        $ 11,099
   11/30/2001             $ 13,016                   $ 13,219        $ 11,081
   12/31/2001             $ 12,915                   $ 13,094        $ 11,037
    1/31/2002             $ 13,106                   $ 13,321        $ 11,062
    2/28/2002             $ 13,230                   $ 13,481        $ 11,106
    3/31/2002             $ 13,049                   $ 13,217        $ 11,168
    4/30/2002             $ 13,219                   $ 13,476        $ 11,230
    5/31/2002             $ 13,311                   $ 13,557        $ 11,230
    6/30/2002             $ 13,425                   $ 13,701        $ 11,237
    7/31/2002             $ 13,585                   $ 13,877        $ 11,249
    8/31/2002             $ 13,747                   $ 14,044        $ 11,287
    9/30/2002             $ 14,048                   $ 14,351        $ 11,305
   10/31/2002             $ 13,860                   $ 14,113        $ 11,324
   11/30/2002             $ 13,811                   $ 14,055        $ 11,324
   12/31/2002             $ 14,091                   $ 14,351        $ 11,299
    1/31/2003             $ 14,065                   $ 14,315        $ 11,349
    2/28/2003             $ 14,216                   $ 14,515        $ 11,437
    3/31/2003             $ 14,249                   $ 14,524        $ 11,505
    4/30/2003             $ 14,365                   $ 14,620        $ 11,480
    5/31/2003             $ 14,674                   $ 14,962        $ 11,462
    6/30/2003             $ 14,610                   $ 14,899        $ 11,474
    7/31/2003             $ 14,123                   $ 14,377        $ 11,487
    8/31/2003             $ 14,229                   $ 14,484        $ 11,530
    9/30/2003             $ 14,567                   $ 14,910        $ 11,568
   10/31/2003             $ 14,551                   $ 14,835        $ 11,555
   11/30/2003             $ 14,683                   $ 14,990        $ 11,524
   12/31/2003             $ 14,801                   $ 15,114        $ 11,512
    1/31/2004             $ 14,895                   $ 15,200        $ 11,568
    2/29/2004             $ 15,089                   $ 15,429        $ 11,630
    3/31/2004             $ 15,046                   $ 15,376        $ 11,705
    4/30/2004             $ 14,716                   $ 15,011        $ 11,743
    5/31/2004             $ 14,635                   $ 14,957        $ 11,811
    6/30/2004             $ 14,681                   $ 15,011        $ 11,849
    7/31/2004             $ 14,853                   $ 15,209        $ 11,830
    8/31/2004             $ 15,115                   $ 15,514        $ 11,836
    9/30/2004             $ 15,211                   $ 15,596        $ 11,861
   10/31/2004             $ 15,347                   $ 15,730        $ 11,924
   11/30/2004             $ 15,226                   $ 15,601        $ 11,930
   12/31/2004             $ 15,427                   $ 15,791        $ 11,886
    1/31/2005             $ 15,590                   $ 15,939        $ 11,911
    2/28/2005             $ 15,558                   $ 15,886        $ 11,980
    3/31/2005             $ 15,499                   $ 15,785        $ 12,074
    4/30/2005             $ 15,715                   $ 16,034        $ 12,155
    5/31/2005             $ 15,826                   $ 16,148        $ 12,142
    6/30/2005             $ 15,938                   $ 16,248        $ 12,149
    7/31/2005             $ 15,864                   $ 16,174        $ 12,205
    8/31/2005             $ 16,017                   $ 16,338        $ 12,267
    9/30/2005             $ 15,929                   $ 16,228        $ 12,417
   10/31/2005             $ 15,854                   $ 16,129        $ 12,442
   11/30/2005             $ 15,900                   $ 16,207        $ 12,342
   12/31/2005             $ 16,027                   $ 16,346        $ 12,292
    1/31/2006             $ 16,059                   $ 16,390        $ 12,386
    2/28/2006             $ 16,187                   $ 16,500        $ 12,411
    3/31/2006             $ 16,097                   $ 16,386        $ 12,480
    4/30/2006             $ 16,102                   $ 16,381        $ 12,586
    5/31/2006             $ 16,148                   $ 16,454        $ 12,648
    6/30/2006             $ 16,085                   $ 16,392        $ 12,673
    7/31/2006             $ 16,257                   $ 16,587        $ 12,711
    8/31/2006             $ 16,443                   $ 16,833        $ 12,736
    9/30/2006             $ 16,546                   $ 16,950        $ 12,673
   10/31/2006             $ 16,636                   $ 17,056        $ 12,605
   11/30/2006             $ 16,782                   $ 17,198        $ 12,586
   12/31/2006             $ 16,724                   $ 17,138        $ 12,605
    1/31/2007             $ 16,701                   $ 17,094        $ 12,643
    2/28/2007             $ 16,891                   $ 17,319        $ 12,711
    3/31/2007             $ 16,853                   $ 17,276        $ 12,826
    4/30/2007             $ 16,901                   $ 17,327        $ 12,910
    5/31/2007             $ 16,848                   $ 17,251        $ 12,989


16 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's May dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 5/31/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +30.12% and +4.76%.

9. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 17

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


18 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                               VALUE 12/1/06          VALUE 5/31/07        PERIOD* 12/1/06-5/31/07
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,003.50                   $3.05
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.89                   $3.07
---------------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,001.60                   $5.84
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.10                   $5.89
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,001.60                   $5.84
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.10                   $5.89
---------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,004.00                   $2.60
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,022.34                   $2.62
---------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.61%;
B: 1.17%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                              Annual Report | 19

Franklin New York Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                                    ----------------------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
CLASS A                                                   2007           2006           2005           2004          2003
                                                    ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $    11.72     $    12.01     $    11.64     $    12.22    $    11.65
                                                    ----------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................         0.51           0.52           0.54           0.55          0.57

   Net realized and unrealized gains (losses) ...        (0.02)         (0.29)          0.37          (0.58)         0.57
                                                    ----------------------------------------------------------------------
Total from investment operations ................         0.49           0.23           0.91          (0.03)         1.14
                                                    ----------------------------------------------------------------------
Less distributions from:

   Net investment income ........................        (0.51)         (0.52)         (0.54)         (0.55)        (0.57)

   Net realized gains ...........................        (0.01)            --             --             --            --
                                                    ----------------------------------------------------------------------
Total distributions .............................        (0.52)         (0.52)         (0.54)         (0.55)        (0.57)
                                                    ----------------------------------------------------------------------
Redemption fees .................................           -- d           -- d           -- d           --            --
                                                    ----------------------------------------------------------------------
Net asset value, end of year ....................   $    11.69     $    11.72     $    12.01     $    11.64    $    12.22
                                                    ======================================================================

Total return c ..................................         4.25%          1.95%          7.95%         (0.27)%       10.06%

RATIO TO AVERAGE NET ASSETS

Expenses ........................................         0.61%          0.60%          0.60%          0.60%         0.60%

Net investment income ...........................         4.37%          4.41%          4.50%          4.62%         4.81%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $4,411,763     $4,351,378     $4,497,924     $4,429,312    $4,828,889

Portfolio turnover rate .........................         5.59%          9.71%         10.97%         10.35%        13.44%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin New York Tax-Free Income Fund

                                                    ------------------------------------------------------------
                                                                         YEAR ENDED MAY 31,
CLASS B                                                 2007         2006         2005         2004        2003
                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $  11.70     $  11.99     $  11.61     $  12.20    $  11.63
                                                    ------------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................       0.45         0.45         0.47         0.48        0.50

   Net realized and unrealized gains (losses) ...      (0.02)       (0.29)        0.38        (0.59)       0.57
                                                    ------------------------------------------------------------
Total from investment operations ................       0.43         0.16         0.85        (0.11)       1.07
                                                    ------------------------------------------------------------
Less distributions from:

   Net investment income ........................      (0.45)       (0.45)       (0.47)       (0.48)      (0.50)

   Net realized gains ...........................      (0.01)          --           --           --          --
                                                    ------------------------------------------------------------
   Total distributions ..........................      (0.46)       (0.45)       (0.47)       (0.48)      (0.50)
                                                    ------------------------------------------------------------
   Redemption fees ..............................         -- d         -- d         -- d         --          --
                                                    ------------------------------------------------------------
   Net asset value, end of year .................   $  11.67     $  11.70     $  11.99     $  11.61    $  12.20
                                                    ============================================================

   Total return c ...............................       3.67%        1.38%        7.46%       (0.91)%      9.46%

RATIO TO AVERAGE NET ASSETS

Expenses ........................................       1.17%        1.16%        1.16%        1.16%       1.17%

Net investment income ...........................       3.81%        3.85%        3.94%        4.06%       4.24%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $178,205     $207,209     $231,020     $231,664    $233,767

Portfolio turnover rate .........................       5.59%        9.71%       10.97%       10.35%      13.44%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin New York Tax-Free Income Fund

                                                                         ----------------------------------------------------------
                                                                                             YEAR ENDED MAY 31,
CLASS C                                                                       2007        2006        2005        2004        2003
                                                                         ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................................   $   11.71   $   12.00   $   11.63   $   12.22   $   11.64
                                                                         ----------------------------------------------------------
Income from investment operations a:

   Net investment income b ...........................................        0.45        0.45        0.47        0.48        0.50

   Net realized and unrealized gains (losses) ........................       (0.01)      (0.29)       0.37       (0.59)       0.58
                                                                         ----------------------------------------------------------
Total from investment operations .....................................        0.44        0.16        0.84       (0.11)       1.08
                                                                         ----------------------------------------------------------
Less distributions from:

   Net investment income .............................................       (0.45)      (0.45)      (0.47)      (0.48)      (0.50)

   Net realized gains ................................................       (0.01)         --          --          --          --
                                                                         ----------------------------------------------------------
Total distributions ..................................................       (0.46)      (0.45)      (0.47)      (0.48)      (0.50)
                                                                         ----------------------------------------------------------
Redemption fees ......................................................          -- d        -- d        -- d        --          --
                                                                         ----------------------------------------------------------
Net asset value, end of year .........................................   $   11.69   $   11.71   $   12.00   $   11.63   $   12.22
                                                                         ==========================================================

Total return c .......................................................        3.76%       1.38%       7.36%      (0.91)%      9.55%

RATIO TO AVERAGE NET ASSETS

Expenses .............................................................        1.17%       1.16%       1.16%       1.16%       1.17%

Net investment income ................................................        3.81%       3.85%       3.94%       4.06%       4.24%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................................   $ 272,837   $ 245,444   $ 235,805   $ 231,051   $ 242,965

Portfolio turnover rate ..............................................        5.59%       9.71%      10.97%      10.35%      13.44%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin New York Tax-Free Income Fund

                                                                         ---------------------------------------------------------
                                                                                             YEAR ENDED MAY 31,
ADVISOR CLASS                                                                 2007        2006        2005        2004        2003
                                                                         ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................................   $   11.73   $   12.02   $   11.64   $   12.23   $   11.65
                                                                         ----------------------------------------------------------
Income from investment operations a:

   Net investment income b............................................        0.53        0.53        0.55        0.56        0.58

   Net realized and unrealized gains (losses) ........................       (0.02)      (0.29)       0.38       (0.59)       0.58
                                                                         ----------------------------------------------------------
Total from investment operations .....................................        0.51        0.24        0.93       (0.03)       1.16
                                                                         ----------------------------------------------------------
Less distributions from:

   Net investment income .............................................       (0.53)      (0.53)      (0.55)      (0.56)      (0.58)

   Net realized gains ................................................       (0.01)         --          --          --          --
                                                                         ----------------------------------------------------------
Total distributions ..................................................       (0.54)      (0.53)      (0.55)      (0.56)      (0.58)
                                                                         ----------------------------------------------------------
Redemption fees ......................................................          -- c        -- c        -- c        --          --
                                                                         ----------------------------------------------------------
Net asset value, end of year .........................................   $   11.70   $   11.73   $   12.02   $   11.64   $   12.23
                                                                         ==========================================================

Total return .........................................................        4.34%       2.04%       8.14%      (0.26)%     10.24%

RATIOS TO AVERAGE NET ASSETS

Expenses .............................................................        0.52%       0.51%       0.51%       0.51%       0.52%

Net investment income ................................................        4.46%       4.50%       4.59%       4.71%       4.89%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................................   $  61,547   $  44,308   $  30,487   $  22,470   $  18,278

Portfolio turnover rate ..............................................        5.59%       9.71%      10.97%      10.35%      13.44%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Franklin New York Tax-Free Income Fund

STATEMENT OF INVESTMENTS, MAY 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.7%
  MUNICIPAL BONDS 97.7%
  NEW YORK 97.0%
  Albany Housing Authority Limited Obligation Revenue, Refunding, 6.25%, 10/01/12 ...............   $   5,250,000   $     5,292,788
  Albany IDA Civic Facility Revenue,
    Albany Medical Center Project, 6.00%, 5/01/19 ...............................................       1,270,000         1,301,001
    Albany Medical Center Project, 6.00%, 5/01/29 ...............................................       1,460,000         1,493,551
    St. Rose Project, Series A, AMBAC Insured, 5.375%, 7/01/31 ..................................       2,750,000         2,907,740
  Albany Parking Authority Revenue,
    Refunding, Series A, 5.625%, 7/15/20 ........................................................         555,000           597,158
    Refunding, Series A, 5.625%, 7/15/25 ........................................................         415,000           446,523
    Series A, Pre-Refunded, 5.625%, 7/15/20 .....................................................         695,000           747,681
    Series A, Pre-Refunded, 5.625%, 7/15/25 .....................................................         585,000           629,343
  Amherst IDA Civic Facility Revenue, University of Buffalo Foundation Faculty-Student
    Housing Corp.,
    Series A, AMBAC Insured, 5.125%, 8/01/20 ....................................................       1,410,000         1,497,378
    Series A, AMBAC Insured, 5.25%, 8/01/31 .....................................................       5,055,000         5,380,188
    Series B, AMBAC Insured, 5.625%, 8/01/20 ....................................................       1,690,000         1,802,470
    Series B, AMBAC Insured, 5.75%, 8/01/25 .....................................................       3,050,000         3,263,225
    Series B, AMBAC Insured, 5.75%, 8/01/30 .....................................................       3,440,000         3,674,126
    Series B, AMBAC Insured, 5.25%, 8/01/31 .....................................................       1,000,000         1,064,330
  Battery Park City Authority Revenue, Refunding, Series A, 5.00%,
    11/01/24 ....................................................................................       9,000,000         9,420,930
    11/01/25 ....................................................................................      12,000,000        12,561,240
    11/01/26 ....................................................................................      14,250,000        14,916,472
  Bethany Retirement Home Inc. Mortgage Loan Revenue, FHA Insured, 7.50%, 2/01/34 ...............       7,955,000         7,955,000
  Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17 ..........................       4,605,000         5,311,361
  Dutchess County IDA Civic Facility Revenue, Vassar College Project, Pre-Refunded,
    5.35%, 9/01/40 ..............................................................................      16,000,000        17,100,160
  Geneva IDA Civic Facilities Revenue, Colleges of the Seneca Project, AMBAC Insured,
    5.00%, 9/01/21 ..............................................................................       2,835,000         2,956,735
    5.125%, 9/01/31 .............................................................................       5,045,000         5,286,252
  Hempstead Town IDA Civic Facility Revenue, Adelphi University Civic Facility, 5.00%,
    10/01/30 ....................................................................................       3,000,000         3,100,860
    10/01/35 ....................................................................................       1,500,000         1,547,280
  Ilion Elderly Housing Corp. Mortgage Revenue, 7.25%, 7/01/09 ..................................         675,000           676,249
  Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/01/35 ................      25,000,000        27,811,750
  Long Island Power Authority Electric System Revenue,
    General, Series A, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/26 .............................       5,000,000         5,126,200
    General, Series A, FSA Insured, Pre-Refunded, 5.00%, 12/01/18 ...............................      10,000,000        10,228,400
    General, Series A, FSA Insured, Pre-Refunded, 5.125%, 12/01/22 ..............................       9,170,000         9,390,447
    General, Series A, FSA Insured, Pre-Refunded, 5.125%, 12/01/22 ..............................      19,040,000        19,501,530
    General, Series A, MBIA Insured, Pre-Refunded, 5.75%, 12/01/24 ..............................      15,060,000        15,512,704
    General, Series A, MBIA Insured, Pre-Refunded, 5.25%, 12/01/26 ..............................       9,000,000         9,227,160
    General, Series A, Pre-Refunded, 5.75%, 12/01/24 ............................................      15,000,000        15,450,900
    General, Series B, 5.00%, 12/01/35 ..........................................................       5,000,000         5,186,900
    General, Series C, 5.00%, 9/01/35 ...........................................................      16,000,000        16,610,400
    Series A, AMBAC Insured, 5.00%, 9/01/29 .....................................................      24,000,000        25,064,400
    Series A, AMBAC Insured, 5.00%, 9/01/34 .....................................................      20,670,000        21,534,419


24 | Annual Report

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  Madison County IDA Civic Facility Revenue, Colgate University Project, Series B, 5.00%,
    7/01/33 .....................................................................................   $   2,000,000   $     2,065,420
  Middleburg Central School District GO, FGIC Insured,
     4.60%, 8/15/17 .............................................................................       1,045,000         1,074,365
     4.625%, 8/15/18 ............................................................................       1,155,000         1,186,208
     4.625%, 8/15/19 ............................................................................       1,210,000         1,241,230
     4.75%, 8/15/20 .............................................................................       1,270,000         1,305,954
     4.75%, 8/15/21 .............................................................................       1,330,000         1,364,021
  Monroe County IDAR, Civic Facilities, De Paul Community Facilities, 6.50%, 2/01/24 ............       1,285,000         1,289,523
  Monroe County Water Authority Water Revenue,
     5.15%, 8/01/22 .............................................................................       1,000,000         1,047,750
     5.25%, 8/01/36 .............................................................................       2,250,000         2,362,433
  Montgomery County IDA Lease Revenue, Hamilton Fulton Montgomery Board of Cooperative
     Educational Services Project, Series 2004A, XLCA Insured, 5.00%,
        7/01/29 .................................................................................       5,710,000         5,933,661
        7/01/34 .................................................................................       3,000,000         3,124,950
  MTA Commuter Facilities Revenue,
     Series 8, Pre-Refunded, 5.50%, 7/01/21 .....................................................       5,000,000         5,442,750
     Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/28 .......................................       8,655,000         9,134,141
     Series A, MBIA Insured, Pre-Refunded, 5.625%, 7/01/27 ......................................      10,000,000        10,259,800
     Series A, Pre-Refunded, 6.00%, 7/01/24 .....................................................       5,575,000         5,829,499
     Series A, Pre-Refunded, 5.25%, 7/01/28 .....................................................      18,300,000        19,298,997
     Series A, Pre-Refunded, 6.125%, 7/01/29 ....................................................       9,625,000        10,088,155
     Series C-1, FGIC Insured, Pre-Refunded, 5.375%, 7/01/27 ....................................      19,100,000        19,743,479
     Series R, Pre-Refunded, 5.50%, 7/01/17 .....................................................       2,000,000         2,219,720
  MTA Dedicated Tax Fund Revenue,
     Refunding, Series A, 5.00%, 11/15/30 .......................................................      25,000,000        25,706,500
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 .......................................      27,260,000        28,886,332
     Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 ......................................      39,685,000        41,664,488
     Series A, FSA Insured, 5.00%, 11/15/28 .....................................................      41,575,000        43,218,875
     Series A, FSA Insured, 5.00%, 11/15/32 .....................................................      71,685,000        74,236,986
     Series A, FSA Insured, Pre-Refunded, 5.00%, 4/01/29 ........................................      25,800,000        27,659,148
     Series A, MBIA Insured, 5.00%, 11/15/35 ....................................................      45,430,000        47,803,717
     Series A, MBIA Insured, Pre-Refunded, 5.25%, 4/01/26 .......................................      20,500,000        21,450,995
     Series B, MBIA Insured, 4.75%, 11/15/26 ....................................................       5,200,000         5,319,080
  MTA Revenue,
     Refunding, Series A, FGIC Insured, 5.00%, 11/15/25 .........................................      22,010,000        22,869,270
     Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 .........................................      34,000,000        35,974,720
     Refunding, Series A, FSA Insured, 5.00%, 11/15/30 ..........................................      68,130,000        70,622,195
     Refunding, Series A, MBIA Insured, 5.125%, 11/15/31 ........................................      15,000,000        15,705,750
     Refunding, Series E, 5.25%, 11/15/31 .......................................................      15,000,000        15,706,950
     Refunding, Series U, FGIC Insured, 5.125%, 11/15/31 ........................................       5,000,000         5,235,250
     Series A, FGIC Insured, 5.00%, 11/15/32 ....................................................      10,355,000        10,753,046
     Series B, Pre-Refunded, 5.25%, 11/15/32 ....................................................      28,720,000        31,028,801
     Transportation, Series A, 5.00%, 11/15/35 ..................................................      10,000,000        10,388,800
     Transportation, Series F, 5.00%, 11/15/35 ..................................................      11,000,000        11,390,390


                                                              Annual Report | 25

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  MTA Service Contract Revenue,
     Commuter Facilities, Series 7, ETM, zero cpn., 7/01/10 .....................................   $   7,500,000   $     6,656,775
     Commuter Facilities, Series 7, ETM, zero cpn., 7/01/11 .....................................       7,590,000         6,474,953
     Commuter Facilities, Series 7, ETM, zero cpn., 7/01/13 .....................................       2,065,000         1,618,754
     Refunding, Series A, 5.125%, 1/01/29 .......................................................       6,000,000         6,237,120
     Refunding, Series A, AMBAC Insured, 5.25%, 7/01/31 .........................................      50,000,000        52,724,500
     Refunding, Series A, FGIC Insured, 5.00%, 7/01/25 ..........................................      12,760,000        13,227,526
     Series B, 5.375%, 1/01/30 ..................................................................      50,000,000        52,750,500
     Series B, MBIA Insured, 5.00%, 1/01/31 .....................................................      22,290,000        23,044,962
     Transit Facilities, Series 7, ETM, zero cpn., 7/01/09 ......................................      13,125,000        12,142,594
     Transit Facilities, Series 7, ETM, zero cpn., 7/01/10 ......................................       9,000,000         7,988,130
     Transit Facilities, Series 7, ETM, zero cpn., 7/01/12 ......................................      15,380,000        12,568,382
     Transit Facilities, Series 7, ETM, zero cpn., 7/01/13 ......................................       7,935,000         6,220,246
  MTA Transit Facilities Revenue, Series A,
     MBIA Insured, Pre-Refunded, 5.625%, 7/01/25 ................................................       8,000,000         8,131,040
     Pre-Refunded, 5.50%, 7/01/22 ...............................................................      16,170,000        16,566,003
     Pre-Refunded, 6.00%, 7/01/24 ...............................................................       7,000,000         7,322,350
     Pre-Refunded, 5.625%, 7/01/27 ..............................................................      14,440,000        14,812,408
     Pre-Refunded, 6.125%, 7/01/29 ..............................................................      11,595,000        12,157,589
  Nassau County Tobacco Settlement Corp. Revenue, Asset Backed, Series A, Pre-Refunded,
    6.50%, 7/15/27 ..............................................................................      15,000,000        15,993,000
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
    Pre-Refunded, 5.75%, 8/01/29 ................................................................      36,040,000        38,229,070
  New York City Educational Construction Fund Revenue, Series A, FGIC Insured, 5.00%,
   a 4/01/31 ....................................................................................      14,540,000        15,347,552
     4/01/37 ....................................................................................      19,850,000        20,919,915
  New York City GO,
     Citysavers, Series B, zero cpn., 8/01/09 ...................................................       8,875,000         8,136,689
     Citysavers, Series B, zero cpn., 8/01/10 ...................................................       2,690,000         2,362,977
     Citysavers, Series B, zero cpn., 6/01/12 ...................................................       1,030,000           894,627
     Citysavers, Series B, zero cpn., 12/01/12 ..................................................       1,030,000           875,716
     Citysavers, Series B, zero cpn., 6/01/13 ...................................................       1,030,000           855,693
     Citysavers, Series B, zero cpn., 12/01/13 ..................................................       1,030,000           837,472
     Citysavers, Series B, zero cpn., 6/01/14 ...................................................       1,030,000           817,975
     Citysavers, Series B, zero cpn., 12/01/14 ..................................................       1,030,000           799,270
     Citysavers, Series B, zero cpn., 6/01/15 ...................................................       1,030,000           781,451
     Citysavers, Series B, zero cpn., 12/01/15 ..................................................       1,030,000           763,323
     Citysavers, Series B, zero cpn., 6/01/16 ...................................................       1,030,000           746,122
     Citysavers, Series B, zero cpn., 12/01/16 ..................................................       1,030,000           728,571
     Citysavers, Series B, zero cpn., 6/01/17 ...................................................       1,030,000           710,587
     Citysavers, Series B, zero cpn., 12/01/17 ..................................................       1,030,000           693,561
     Citysavers, Series B, zero cpn., 6/01/18 ...................................................       1,030,000           675,361
     Citysavers, Series B, zero cpn., 12/01/18 ..................................................       1,005,000           642,858
     Citysavers, Series B, zero cpn., 6/01/19 ...................................................       1,030,000           642,627
     Citysavers, Series B, zero cpn., 12/01/19 ..................................................       1,030,000           627,445
     Citysavers, Series B, zero cpn., 6/01/20 ...................................................      10,000,000         5,525,200
     Fiscal 2003, Series I, 5.00%, 3/01/29 ......................................................      10,000,000        10,285,400
     Fiscal 2003, Series I, 5.00%, 3/01/30 ......................................................      14,785,000        15,206,964


26 | Annual Report

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York City GO, (continued)
     Pre-Refunded, 5.50%, 5/15/24 ...............................................................   $   8,920,000   $     9,425,942
     Refunding, 5.50%, 5/15/24 ..................................................................       1,080,000         1,130,177
     Refunding, Series H, 6.125%, 8/01/25 .......................................................         285,000           288,876
     Series A, FSA Insured, 6.00%, 5/15/30 ......................................................       1,095,000         1,164,040
     Series A, FSA Insured, Pre-Refunded, 6.00%, 5/15/30 ........................................       5,155,000         5,521,572
     Series B, 7.00%, 2/01/18 ...................................................................          25,000            25,066
     Series C, 7.00%, 2/01/12 ...................................................................         705,000           708,525
     Series C, FSA Insured, 5.125%, 3/15/25 .....................................................       6,500,000         6,783,140
     Series D, 8.00%, 8/01/17 ...................................................................           5,000             5,033
     Series D, 7.50%, 2/01/18 ...................................................................           5,000             5,015
     Series D, 5.125%, 8/01/19 ..................................................................       1,985,000         2,062,614
     Series D, 5.25%, 8/01/21 ...................................................................      10,200,000        10,323,216
     Series D, 5.25%, 10/15/23 ..................................................................       5,000,000         5,270,150
     Series D, 5.50%, 6/01/24 ...................................................................      16,160,000        17,148,830
     Series D, 5.00%, 10/15/29 ..................................................................       5,000,000         5,156,200
     Series D, 5.00%, 11/01/34 ..................................................................       5,000,000         5,171,700
     Series D, FGIC Insured, 5.25%, 8/01/21 .....................................................       5,355,000         5,419,849
     Series D, Pre-Refunded, 5.25%, 8/01/21 .....................................................       4,300,000         4,353,363
     Series D, Pre-Refunded, 5.50%, 6/01/24 .....................................................       7,785,000         8,373,935
     Series F, 5.30%, 1/15/26 ...................................................................      31,035,000        32,566,267
     Series F, Pre-Refunded, 5.30%, 1/15/26 .....................................................      13,965,000        14,977,602
     Series G, Pre-Refunded, 6.00%, 10/15/26 ....................................................       9,900,000        10,082,457
     Series H, 7.20%, 2/01/15 ...................................................................           5,000             5,013
     Series H, FSA Insured, 5.375%, 8/01/27 .....................................................       8,510,000         8,732,366
     Series H, MBIA Insured, 5.125%, 8/01/25 ....................................................       3,885,000         3,970,353
     Series H, MBIA Insured, Pre-Refunded, 5.125%, 8/01/25 ......................................         115,000           118,052
     Series H, Pre-Refunded, 6.125%, 8/01/25 ....................................................       4,715,000         4,779,831
     Series M, 5.00%, 4/01/35 ...................................................................      10,000,000        10,359,400
  New York City IDA Civic Facility Revenue,
     College of New Rochelle Project, 5.80%, 9/01/26 ............................................       1,500,000         1,535,820
     Ethical Culture School Project, Series B-1, XLCA Insured, 5.00%, 6/01/35 ...................       7,820,000         8,176,045
     Institute of International Education Inc. Project, 5.25%, 9/01/21 ..........................       1,530,000         1,598,942
     Institute of International Education Inc. Project, 5.25%, 9/01/31 ..........................       5,235,000         5,452,252
     New York University Project, AMBAC Insured, 5.00%, 7/01/31 .................................      18,000,000        18,533,340
     Staten Island University Hospital Project, Series A, 6.375%, 7/01/31 .......................       3,925,000         4,075,013
  New York City Municipal Finance Authority Revenue, Series D, FSA Insured, 5.00%, 6/15/38 ......      59,000,000        61,882,150
  New York City Municipal Finance Authority Water and Sewer System Revenue,
     2002, Series B, 5.00%, 6/15/26 .............................................................      25,000,000        25,668,500
     Series B, 5.00%, 6/15/36 ...................................................................      25,000,000        26,107,250
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Fiscal 2004, Refunding, Series C, 5.00%, 6/15/35 ...........................................      10,000,000        10,365,300
     Refunding, Series B, 6.10%, 6/15/31 ........................................................      11,005,000        11,761,814
     Refunding, Series B, 6.00%, 6/15/33 ........................................................       6,040,000         6,438,338
     Refunding, Series D, 5.00%, 6/15/37 ........................................................      14,865,000        15,462,573
     Refunding, Series E, MBIA Insured, 5.125%, 6/15/31 .........................................      34,175,000        35,751,493
     Second General Resolution, Series AA, 4.75%, 6/15/37 .......................................      40,000,000        40,586,400


                                                              Annual Report | 27

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York City Municipal Water Finance Authority Water and Sewer System Revenue, (continued)
     Series A, FGIC Insured, Pre-Refunded, 5.75%, 6/15/31 .......................................   $  19,315,000   $    20,272,445
     Series A, FGIC Insured, Pre-Refunded, 5.50%, 6/15/32 .......................................      11,655,000        12,176,212
     Series A, FGIC Insured, Pre-Refunded, 5.25%, 6/15/33 .......................................       7,000,000         7,383,740
     Series A, Pre-Refunded, 5.75%, 6/15/30 .....................................................      41,190,000        43,231,788
     Series B, FGIC Insured, Pre-Refunded, 5.125%, 6/15/30 ......................................      12,500,000        12,630,000
     Series B, MBIA Insured, Pre-Refunded, 5.50%, 6/15/27 .......................................      32,620,000        32,962,510
     Series B, Pre-Refunded, 5.75%, 6/15/26 .....................................................      24,455,000        24,713,245
     Series B, Pre-Refunded, 6.10%, 6/15/31 .....................................................       3,995,000         4,296,982
     Series B, Pre-Refunded, 6.00%, 6/15/33 .....................................................      10,260,000        11,006,518
  New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2007, Series S-1,
    FGIC Insured, 5.00%, 7/15/31 ................................................................      20,000,000        21,091,800
  New York City Transitional Finance Authority Revenue,
     Future Tax Secured, 2004, Series A, Pre-Refunded, 5.125%, 8/15/21 ..........................       2,995,000         3,033,426
     Future Tax Secured, 2004, Series C, Pre-Refunded, 5.50%, 5/01/25 ...........................          55,000            57,347
     Future Tax Secured, 2004, Series C, Pre-Refunded, 5.00%, 5/01/26 ...........................           5,000             5,110
     Future Tax Secured, 2005, Series A, Pre-Refunded, 5.125%, 8/15/21 ..........................       6,120,000         6,198,275
     Future Tax Secured, 2005, Series B, 5.00%, 5/01/26 .........................................       1,515,000         1,541,679
     Future Tax Secured, 2005, Series B, Pre-Refunded, 5.00%, 5/01/26 ...........................       2,160,000         2,207,347
     Future Tax Secured, 2005, Series C, 5.00%, 5/01/29 .........................................       1,485,000         1,521,026
     Future Tax Secured, 2005, Series C, Pre-Refunded, 5.50%, 5/01/25 ...........................       5,515,000         5,750,380
     Future Tax Secured, 2005, Series C, Pre-Refunded, 5.00%, 5/01/29 ...........................       3,730,000         3,855,179
     Future Tax Secured, Refunding, Series B, 5.00%, 5/01/30 ....................................       7,290,000         7,540,630
     Future Tax Secured, Refunding, Series B, AMBAC Insured, 5.00%, 5/01/30 .....................       2,900,000         3,012,462
     Future Tax Secured, Refunding, Series B, MBIA Insured, 5.00%, 8/01/32 ......................      15,000,000        15,627,600
     Future Tax Secured, Series A, 5.25%, 8/01/31 ...............................................      28,205,000        29,968,095
     Future Tax Secured, Series A, FGIC Insured, 5.00%, 5/01/28 .................................      15,805,000        16,261,132
     Future Tax Secured, Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/28 ...................         260,000           271,505
     Future Tax Secured, Series A, Pre-Refunded, 5.125%, 8/15/21 ................................       5,820,000         5,894,438
     Future Tax Secured, Series A, Pre-Refunded, 5.625%, 2/15/26 ................................      20,000,000        21,132,200
     Future Tax Secured, Series A, Pre-Refunded, 5.00%, 8/15/27 .................................       6,915,000         7,002,060
     Future Tax Secured, Series A, Pre-Refunded, 6.00%, 8/15/29 .................................      29,000,000        30,665,470
     Future Tax Secured, Series A, Pre-Refunded, 5.25%, 5/01/31 .................................      27,005,000        28,443,016
     Future Tax Secured, Series A, Pre-Refunded, 5.25%, 8/01/31 .................................       2,400,000         2,585,184
     Future Tax Secured, Series B, AMBAC Insured, Pre-Refunded, 5.00%, 5/01/30 ..................         100,000           105,795
     Future Tax Secured, Series B, Pre-Refunded, 6.00%, 11/15/29 ................................      15,000,000        16,066,650
     Future Tax Secured, Series B, Pre-Refunded, 5.00%, 5/01/30 .................................         230,000           243,329
     Future Tax Secured, Series C, Pre-Refunded, 5.50%, 11/01/24 ................................      16,800,000        17,752,392
     Future Tax Secured, Series C, Pre-Refunded, 5.50%, 5/01/25 .................................       4,430,000         4,619,072
     Future Tax Secured, Series C, Pre-Refunded, 5.00%, 5/01/26 .................................         320,000           327,014
     Future Tax Secured, Series C, Pre-Refunded, 5.00%, 5/01/29 .................................       8,655,000         8,945,462
     Future Tax Secured, Series C, Pre-Refunded, 5.50%, 11/01/29 ................................      13,660,000        14,434,385
     Future Tax Secured, Series D, 5.00%, 2/01/27 ...............................................      62,025,000        64,338,532
     Future Tax Secured, Series E, 5.00%, 2/01/25 ...............................................       5,000,000         5,191,600
     Future Tax Secured, Series E, 5.00%, 2/01/27 ...............................................      10,000,000        10,373,000
     Future Tax Secured, Series E, 5.00%, 2/01/33 ...............................................      18,035,000        18,661,897
     Future Tax Secured Bonds, Series C, MBIA Insured, 5.00%, 5/01/29 ...........................         335,000           344,618
     Future Tax Secured Bonds, Series C, MBIA Insured, Pre-Refunded, 5.00%, 5/01/29 .............       1,030,000         1,064,567
     Series C, MBIA Insured, Pre-Refunded, 5.00%, 5/01/29 .......................................       2,270,000         2,346,181


28 | Annual Report

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
    Pre-Refunded, 5.25%, 1/01/29 ................................................................   $  79,840,000   $    83,473,518
  New York City Trust Cultural Resources Revenue,
     Museum of Modern Art 2001, Series D, AMBAC Insured, 5.125%, 7/01/31 ........................      15,500,000        16,184,325
     Wildlife Conservation Society, FGIC Insured, 5.00%, 2/01/34 ................................      10,500,000        10,945,620
  New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
     AMBAC Insured, 5.00%,
       11/15/35 .................................................................................      33,130,000        34,708,976
       11/15/44 .................................................................................      23,000,000        23,914,710
  New York IDA Parking Facility Revenue, Royal Charter Presbyterian, FSA Insured, 5.25%,
    12/15/32 ....................................................................................       1,525,000         1,619,550
  New York State Appropriated Tobacco Corp. Revenue, Asset-Backed, Series A-1,
    AMBAC Insured, 5.25%, 6/01/21 ...............................................................      18,000,000        19,020,780
  New York State Commissioner of General Services Revenue, People of the State of New York,
     Certificate of Lease Assessment,
       5.70%, 3/01/29 ...........................................................................      61,136,482        62,859,920
       5.75%, 3/01/29 ...........................................................................      33,245,660        34,210,117
  New York State COP, Hanson Redevelopment Project, 8.375%, 5/01/08 .............................       2,385,000         2,467,807
  New York State Dormitory Authority Lease Revenue,
     Court Facilities, Pre-Refunded, 6.00%, 5/15/39 .............................................      58,245,000        62,353,020
     Court Facilities, Series A, Pre-Refunded, 5.375%, 5/15/23 ..................................       4,000,000         4,321,280
     Refunding, Series A, FGIC Insured, 5.00%, 7/01/33 ..........................................      12,650,000        13,159,542
     State University Dormitory Facilities, FGIC Insured, Pre-Refunded, 5.50%, 7/01/27 ..........       2,000,000         2,129,420
     State University Dormitory Facilities, FGIC Insured, Pre-Refunded, 5.10%, 7/01/31 ..........       7,700,000         8,083,075
     State University Dormitory Facilities, Pre-Refunded, 5.00%, 7/01/32 ........................       5,500,000         5,796,560
     State University Dormitory Facilities, Series A, 6.00%, 7/01/30 ............................       5,750,000         6,169,750
     State University Dormitory Facilities, Series B, MBIA Insured, Pre-Refunded, 5.125%,
       7/01/28 ..................................................................................       4,800,000         4,982,496
     State University Dormitory Facilities, Series C, MBIA Insured, Pre-Refunded, 5.50%,
       7/01/19 ..................................................................................       5,090,000         5,321,289
     State University Dormitory Facilities, Series C, MBIA Insured, Pre-Refunded, 5.50%,
       7/01/29 ..................................................................................       9,250,000         9,670,320
  New York State Dormitory Authority Revenue,
     FGIC Insured, Pre-Refunded, 5.125%, 5/15/31 ................................................      45,000,000        48,037,500
     Mortgage, St. Barnabas, Series A, AMBAC Insured, 5.125%, 2/01/22 ...........................       4,000,000         4,184,800
     Mortgage, St. Barnabas, Series A, AMBAC Insured, 5.00%, 2/01/31 ............................       5,500,000         5,709,495
     School Districts Financing Program, Series A, MBIA Insured, 5.00%, 4/01/31 .................       9,500,000         9,835,635
     State University Educational Facilities, Pre-Refunded, 5.125%, 5/15/21 .....................       2,910,000         2,978,647
     Teachers College, MBIA Insured, 5.00%, 7/01/22 .............................................       2,885,000         2,993,361
     Teachers College, MBIA Insured, 5.00%, 7/01/32 .............................................       6,000,000         6,225,360
     Upstate Community Colleges, Series A, 5.00%, 7/01/27 .......................................       3,720,000         3,843,281
     Upstate Community Colleges, Series A, Pre-Refunded, 5.00%, 7/01/31 .........................       7,365,000         7,767,055
  New York State Dormitory Authority Revenues,
     Buena Vida Nursing Home, Series A, 5.25%, 7/01/28 ..........................................       4,730,000         4,863,339
     City University System Consolidated Fourth General, Series A, Pre-Refunded,
       5.25%, 7/01/31 ...........................................................................      12,000,000        12,655,080
     City University System Consolidated Fourth General, Series A, FGIC Insured,
     Pre-Refunded,
       5.25%, 7/01/30 ...........................................................................      20,705,000        21,597,800
     City University System Consolidated, FSA Insured, Pre-Refunded, 5.375%, 7/01/24 ............       5,000,000         5,147,350


                                                              Annual Report | 29

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York State Dormitory Authority Revenues, (continued)
     City University System Consolidated, Series 1, FGIC Insured, Pre-Refunded,
       5.375%, 7/01/24 ..........................................................................   $  14,300,000   $    14,721,421
     City University System Consolidated, Series 1, MBIA Insured, Pre-Refunded,
       5.125%, 7/01/27 ..........................................................................       6,680,000         6,867,508
     City University System Consolidated, Series C, 7.50%, 7/01/10 ..............................      10,665,000        11,241,443
     City University System Consolidated, Series D, ETM, 7.00%, 7/01/09 .........................       1,500,000         1,546,725
     City University System Consolidated, Third General, Refunding, Series 1, FGIC Insured,
       5.25%, 7/01/25 ...........................................................................       4,100,000         4,238,334
     City University System Consolidated, Third General, Series 1, FSA Insured, Pre-Refunded,
       5.50%, 7/01/29 ...........................................................................      38,375,000        40,118,760
     Fashion Institute of Technology Student Housing Corp., FGIC Insured, Pre-Refunded,
       5.00%, 7/01/29 ...........................................................................       9,700,000        10,146,103
     Fashion Institute of Technology Student Housing Corp., FGIC Insured, Pre-Refunded,
       5.125%, 7/01/34 ..........................................................................      15,000,000        15,878,550
     Fordham University, MBIA Insured, Pre-Refunded, 5.00%, 7/01/28 .............................       4,510,000         4,618,646
     Fordham University, Refunding, MBIA Insured, 5.00%, 7/01/28 ................................         490,000           499,413
     Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 .............       5,000,000         5,190,600
     Ithaca College, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/26 ................................       2,000,000         2,042,200
     Mental Health Facilities Improvement, Series B, 5.00%, 2/15/33 .............................      35,000,000        36,040,550
     Mental Health Services Facilities Improvement, Series A, AMBAC Insured, 5.00%, 2/15/30 .....       5,000,000         5,213,600
     Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
       6.00%, 2/15/25 ...........................................................................       5,460,000         5,771,711
     Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
       6.00%, 2/15/30 ...........................................................................       4,300,000         4,545,487
     Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
       5.25%, 8/15/31 ...........................................................................       3,975,000         4,201,058
     Mental Health Services Facilities Improvement, Series D, FSA Insured, Pre-Refunded,
       5.50%, 2/15/21 ...........................................................................       1,015,000         1,067,942
     Mental Health Services Facilities Improvement, Series D, FSA Insured, Pre-Refunded,
       5.50%, 8/15/21 ...........................................................................       2,065,000         2,172,710
     Mental Health Services Facilities Improvement, Series D, FSA Insured, Pre-Refunded,
       5.25%, 8/15/30 ...........................................................................       4,460,000         4,659,407
     Mental Health Services Facilities Improvement, Series D, MBIA Insured, 5.00%, 8/15/17 ......      22,985,000        23,522,619
     Mental Health Services Facilities Improvement, Series D, MBIA Insured, Pre-Refunded,
       5.00%, 8/15/17 ...........................................................................          15,000            15,385
     Montefiore Hospital, FGIC Insured, 5.00%, 8/01/29 ..........................................       6,000,000         6,259,260
     New School University, MBIA Insured, 5.00%, 7/01/31 ........................................       2,500,000         2,574,075
     New York Hospital Medical Center, AMBAC Insured, 5.60%, 2/15/39 ............................       4,900,000         5,099,332
     New York University, Series 2, AMBAC Insured, 5.00%, 7/01/26 ...............................       3,500,000         3,605,000
     New York University, Series 2, AMBAC Insured, 5.00%, 7/01/31 ...............................       5,000,000         5,148,150
     New York University, Series A, FGIC Insured, 5.00%, 7/01/34 ................................      15,200,000        15,880,200
     Non State Supported Debt, Cornell University, Series A, 5.00%, 7/01/31 .....................      10,000,000        10,505,600
     Non State Supported Debt, Cornell University, Series A, 5.00%, 7/01/35 .....................      10,500,000        11,014,815
     Non State Supported Debt, Fordham University, FGIC Insured, 5.00%, 7/01/27 .................       2,435,000         2,537,757
     Non State Supported Debt, Fordham University, FGIC Insured, 5.00%, 7/01/32 .................       3,125,000         3,235,156
     Non State Supported Debt, Hospital Special Surgery, MBIA Insured, 5.00%, 8/15/29 ...........       7,750,000         8,086,272
     Non State Supported Debt, Hospital Special Surgery, MBIA Insured, 5.00%, 8/15/33 ...........       5,200,000         5,415,228


30 | Annual Report

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York State Dormitory Authority Revenues, (continued)
     Non State Supported Debt, Long Island University, Radian Insured, Pre-Refunded,
       5.125%, 9/01/23 ..........................................................................   $     100,000   $       104,938
     Non State Supported Debt, Long Island University, Radian Insured, Pre-Refunded,
       5.25%, 9/01/28 ...........................................................................          80,000            84,163
     Non State Supported Debt, Long Island University, Refunding, Radian Insured,
       5.125%, 9/01/23 ..........................................................................       1,700,000         1,759,704
     Non State Supported Debt, Long Island University, Refunding, Radian Insured,
       5.25%, 9/01/28 ...........................................................................       1,420,000         1,478,263
     Non State Supported Debt, Montefiore Medical Center, FGIC Insured, 5.00%, 2/01/28 ..........      10,060,000        10,468,034
     Non State Supported Debt, New York University Hospital, 4.75%, 2/15/37 .....................       5,000,000         5,057,800
     Non State Supported Debt, North Shore L.I. Jewish Obligation Group, Series A,
       5.00%, 5/01/32 ...........................................................................       6,250,000         6,456,875
     Non State Supported Debt, Ozanam Hall of Queens Nursing Home, 5.00%, 11/01/26 ..............       2,665,000         2,770,294
     Non State Supported Debt, Ozanam Hall of Queens Nursing Home, 5.00%, 11/01/31 ..............       2,500,000         2,577,475
     Non State Supported Debt, School Districts Bond Financing, Refunding, Series C,
       MBIA Insured, 5.00%, 4/01/35 .............................................................       7,525,000         7,861,142
     Non State Supported Debt, School Districts Bond Financing, Series B, MBIA Insured,
       5.00%, 10/01/34 ..........................................................................       5,000,000         5,256,700
     Non State Supported Debt, University of Rochester, Series A-1, 5.00%, 7/01/32 ..............      10,000,000        10,440,400
     Non State Supported Debt, University of Rochester, Series B, 5.00%, 7/01/32 ................       7,645,000         7,981,686
     North Shore L.I. Jewish Group, Pre-Refunded, 5.50%, 5/01/33 ................................       2,500,000         2,715,950
     Nursing Home, Arden Hill, FHA Insured, Pre-Refunded, 5.85%, 8/01/26 ........................       3,950,000         4,039,072
     Nursing Home, Center for Nursing, FHA Insured, Pre-Refunded, 5.55%, 8/01/37 ................       8,435,000         8,778,051
     Nursing Home, Wesley Garden, FHA Insured, 6.125%, 8/01/35 ..................................       1,855,000         1,877,464
     Pace University, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ................................       2,000,000         2,042,920
     Rockefeller University, Series A1, 5.00%, 7/01/32 ..........................................      11,500,000        11,953,330
     Second Hospital, Interfaith Medical Center, Series D, Pre-Refunded, 5.40%, 2/15/28 .........      14,000,000        14,372,400
     Second Hospital, St. Clare's Hospital, Series B, 5.40%, 2/15/25 ............................       6,500,000         6,639,945
     Skidmore College, FGIC Insured, 5.00%, 7/01/33 .............................................       6,565,000         6,887,341
     St. Francis Hospital, Series A, MBIA Insured, 5.50%, 7/01/29 ...............................       1,000,000         1,037,110
     St. John's University, MBIA Insured, Pre-Refunded, 5.25%, 7/01/25 ..........................       5,770,000         5,924,001
     St. John's University, Series A, MBIA Insured, Pre-Refunded, 5.25%, 7/01/25 ................       5,310,000         5,649,574
     State Rehabilitation Assn., Series A, AMBAC Insured, 5.00%, 7/01/23 ........................       1,725,000         1,797,295
     State Supported Debt, Mental Health Services, Refunding, Series A, 5.75%, 8/15/22 ..........          10,000            10,217
     State Supported Debt, Mental Health Services, Refunding, Series A, 5.75%, 2/15/27 ..........          30,000            30,647
     State Supported Debt, Mental Health Services, Refunding, Series B, 5.75%, 8/15/12 ..........         275,000           281,542
     State Supported Debt, Mental Health Services, Series B, MBIA Insured, 6.00%, 2/15/25 .......          40,000            42,032
     State Supported Debt, Mental Health Services, Series B, MBIA Insured, 6.00%, 2/15/30 .......          30,000            31,540
     State Supported Debt, Mental Health Services, Series B, MBIA Insured, Pre-Refunded,
       6.00%, 2/15/25 ...........................................................................          55,000            58,140
     State Supported Debt, Mental Health Services, Series B, MBIA Insured, Pre-Refunded,
       6.00%, 2/15/30 ...........................................................................          50,000            52,855
     State Supported Debt, Mental Health Services, Series D, FSA Insured, 5.50%, 2/15/21 ........          10,000            10,436
     State Supported Debt, Mental Health Services, Series D, FSA Insured, 5.50%, 8/15/21 ........          15,000            15,654
     State Supported Debt, Mental Health Services, Series D, FSA Insured, Pre-Refunded,
       5.50%, 2/15/21 ...........................................................................          15,000            15,782


                                                              Annual Report | 31

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York State Dormitory Authority Revenues, (continued)
     State Supported Debt, Mental Health Services, Series D, FSA Insured, Pre-Refunded,
       5.50%, 8/15/21 ...........................................................................   $      30,000   $        31,565
     State Supported Debt, Mental Health Services, Series D, FSA Insured, Pre-Refunded,
       5.25%, 8/15/30 ...........................................................................         165,000           172,377
     State Supported Debt, Mental Health Services, Series D, FSA Insured, 5.25%, 8/15/30 ........         210,000           217,277
     State Supported Debt, Mental Health Services Facilities Improvement, Series B,
       MBIA Insured, 5.25%, 8/15/31 .............................................................       3,645,000         3,803,375
     State Supported Debt, Mental Health Services Facilities Improvement, Series B,
       MBIA Insured, Pre-Refunded, 5.25%, 8/15/31 ...............................................         515,000           544,288
     State University Adult Facility, Series B, Pre-Refunded, 5.375%, 5/15/23 ...................       9,500,000        10,011,480
     State Supported Debt, Mental Health, Series D, 6.00%, 8/15/21 ..............................          25,000            25,541
     State Supported Debt, Mental Health, Series D, FSA Insured, Pre-Refunded,
       5.50%, 2/15/21 ...........................................................................          95,000            99,955
     State Supported Debt, Mental Health, Series D, FSA Insured, Pre-Refunded,
       5.50%, 8/15/21 ...........................................................................         205,000           215,693
     State Supported Debt, Mental Health, Series D, FSA Insured, Pre-Refunded,
       5.25%, 8/15/30 ...........................................................................         165,000           172,377
     State Supported Debt, Mental Health Facilities, Series B, 5.00%, 2/15/28 ...................       7,690,000         7,936,541
     State Supported Debt, Mental Health Facilities, Series B, Pre-Refunded, 5.00%, 2/15/28 .....       1,505,000         1,598,897
     State Supported Debt, Mental Health Services, Series B, MBIA Insured, Pre-Refunded,
       6.00%, 2/15/25 ...........................................................................         545,000           576,114
     State Supported Debt, Mental Health Services, Series B, MBIA Insured, Pre-Refunded,
       6.00%, 2/15/30 ...........................................................................         485,000           512,689
     State Supported Debt, Mental Health Services Facilities Improvement, Series B,
       MBIA Insured, Pre-Refunded, 5.25%, 8/15/31 ...............................................       1,865,000         1,971,063
     State Supported Debt, State University Educational Facilities, Pre-Refunded,
       5.00%, 5/15/17 ...........................................................................         420,000           429,425
     State Supported Debt, State University Educational Facilities, Pre-Refunded,
       5.125%, 5/15/21 ..........................................................................      10,985,000        11,258,636
     State Supported Debt, State University Educational Facilities, Refunding,
       5.00%, 5/15/17 ...........................................................................       3,180,000         3,241,819
     State Supported Debt, State University Educational Facilities, Refunding,
       5.125%, 5/15/21 ..........................................................................       1,105,000         1,126,713
     State Supported Debt, Upstate Community Colleges, Refunding, Series A,
       5.00%, 7/01/19 ...........................................................................       4,610,000         4,733,871
     State Supported Debt, Upstate Community Colleges, Refunding, Series A,
       5.00%, 7/01/28 ...........................................................................      16,360,000        16,720,902
     State Supported Debt, Upstate Community Colleges, Series A, Pre-Refunded,
       5.00%, 7/01/19 ...........................................................................       2,620,000         2,713,141
     State Supported Debt, Upstate Community Colleges, Series A, Pre-Refunded,
       5.00%, 7/01/28 ...........................................................................       9,315,000         9,646,148
     The Highlands Living, FHA Insured, 6.60%, 2/01/34 ..........................................       3,120,000         3,127,301
     Upstate Community Colleges, Series A, Pre-Refunded, 6.00%, 7/01/22 .........................       7,000,000         7,151,410
     Upstate Community Colleges, Series A, Pre-Refunded, 6.125%, 7/01/27 ........................      11,845,000        12,102,273
     W.K. Nursing Home Corp., FHA Insured, 6.05%, 2/01/26 .......................................       6,800,000         6,882,416
     Yeshiva University, AMBAC Insured, 5.125%, 7/01/29 .........................................      13,260,000        14,069,921
     Yeshiva University, AMBAC Insured, 5.125%, 7/01/34 .........................................      23,510,000        24,886,981


32 | Annual Report

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York State Dormitory Authority State Personal Income Tax Revenue, Education,
     Series A, 5.00%, 3/15/36 ...................................................................   $   7,395,000   $     7,742,121
     Series A, AMBAC Insured, 5.00%, 3/15/34 ....................................................      10,325,000        10,783,946
     Series C, 5.00%, 12/15/35 ..................................................................      44,395,000        46,660,921
  New York State Energy Research and Development Authority PCR, Niagara Mohawk
    Power Project, Refunding, Series A, AMBAC Insured, 5.15%, 11/01/25 ..........................      20,000,000        20,725,200
  New York State Environmental Facilities Corp. PCR, State Water, Series E, 6.875%, 6/15/14 .....       1,190,000         1,192,987
  New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
     Revolving Funds,
       Pooled Financing, Series B, 5.25%, 5/15/31 ...............................................       9,595,000        10,028,406
       Series C, 5.25%, 6/15/31 .................................................................      37,600,000        39,331,856
  New York State HFA Service Contract Obligation Revenue,
     Series A, 6.50%, 3/15/24 ...................................................................         330,000           330,772
     Series A, 6.50%, 3/15/25 ...................................................................         860,000           866,613
     Series A, 6.00%, 3/15/26 ...................................................................         970,000           985,743
     Series A, Pre-Refunded, 6.375%, 9/15/15 ....................................................       4,430,000         4,463,579
     Series A-2003, 6.375%, 9/15/15 .............................................................          30,000            30,221
     Series C, 6.30%, 3/15/22 ...................................................................       1,950,000         1,954,232
     Series C, 5.50%, 3/15/25 ...................................................................      17,015,000        17,371,124
  New York State HFA State Personal Income Tax Revenue, Economic Development and Housing,
     Series A,
       FGIC Insured, 5.00%, 9/15/34 .............................................................      11,580,000        12,063,697
       Pre-Refunded, 5.125%, 9/15/28 ............................................................      12,425,000        13,251,138
       Pre-Refunded, 5.00%, 3/15/33 .............................................................       7,000,000         7,420,490
  New York State HFAR,
     Children's Rescue Fund Housing, Series A, 7.625%, 5/01/18 ..................................       4,135,000         4,155,013
     Health Facilities of New York City, Refunding, Series A, 6.00%, 11/01/08 ...................       2,400,000         2,438,208
     Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ................      19,845,000        20,075,599
     Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 ...............      26,865,000        27,182,544
     MFM, Refunding, Series B, AMBAC Insured, 6.35%, 8/15/23 ....................................       2,280,000         2,285,677
     MFM, Second Mortgage Program, Series D, 6.25%, 8/15/23 .....................................       2,500,000         2,505,775
     MFM, Series B, AMBAC Insured, 6.25%, 8/15/14 ...............................................          85,000            85,116
     MFM Housing, Refunding, Series A, FHA Insured, 7.00%, 8/15/22 ..............................         495,000           496,203
  New York State Local Government Assistance Corp. Revenue, Refunding, Series B,
    MBIA Insured, 4.875%, 4/01/20 ...............................................................       4,080,000         4,148,177
  New York State Medical Care Facilities Finance Agency Revenue,
     Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured, 6.20%, 8/15/23 .........      10,235,000        10,355,671
     Hospital and Nursing Home, Series A, FHA Insured, 6.30%, 8/15/23 ...........................       7,200,000         7,214,328
     Hospital and Nursing Home, Series A, FHA Insured, 6.375%, 8/15/33 ..........................       5,880,000         5,892,054
     Mortgage Revenue Project, Series E, FHA Insured, 6.375%, 2/15/35 ...........................      13,200,000        13,267,584
     Security Mortgage, 2006, Series A, 6.375%, 11/15/20 ........................................       7,090,000         7,174,087
  New York State Municipal Bond Bank Agency School Purpose Revenue, Series C,
     5.25%, 6/01/21 .............................................................................       5,110,000         5,397,029
     5.25%, 12/01/21 ............................................................................       8,025,000         8,475,764
     5.25%, 6/01/22 .............................................................................       3,400,000         3,585,436
     5.25%, 12/01/22 ............................................................................       5,000,000         5,272,700


                                                              Annual Report | 33

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York State Municipal Bond Bank Agency School Purpose Revenue, Series C, (continued)
     5.00%, 6/01/23 .............................................................................   $   5,925,000   $     6,116,674
     5.00%, 12/01/23 ............................................................................       3,000,000         3,097,050
  New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo, Series A,
    AMBAC Insured, 5.25%, 5/15/31 ...............................................................       4,145,000         4,335,297
  New York State Power Authority Revenue, Series A, 5.25%,
     11/15/30 ...................................................................................       2,000,000         2,079,000
     11/15/40 ...................................................................................       9,000,000         9,326,160
  New York State Thruway Authority General Revenue,
     AMBAC Insured, 5.00%, 1/01/30 ..............................................................      10,000,000        10,454,600
     Refunding, Series E, FGIC Insured, 5.00%, 1/01/25 ..........................................       5,500,000         5,588,495
     Refunding, Series G, FSA Insured, 5.00%, 1/01/30 ...........................................      10,000,000        10,479,800
  New York State Thruway Authority Highway and Bridge Trust Fund Revenue,
     Refunding, Series C, AMBAC Insured, 5.00%, 4/01/19 .........................................      20,000,000        20,823,600
     Refunding, Series C, AMBAC Insured, 5.00%, 4/01/20 .........................................      18,835,000        19,577,099
     Series A, FGIC Insured, Pre-Refunded, 5.00%, 4/01/17 .......................................       9,000,000         9,292,860
     Series A, FGIC Insured, Pre-Refunded, 5.00%, 4/01/20 .......................................       2,500,000         2,630,050
     Series A, FGIC Insured, Pre-Refunded, 5.00%, 4/01/21 .......................................       2,500,000         2,630,050
     Series B-1, FGIC Insured, Pre-Refunded, 5.75%, 4/01/15 .....................................       2,000,000         2,124,060
     Series B-1, FGIC Insured, Pre-Refunded, 5.75%, 4/01/16 .....................................       2,000,000         2,124,060
  New York State Thruway Authority Revenue, State Personal Income Tax, Transportation,
    Series A, 5.00%, 3/15/22 ....................................................................      14,270,000        14,752,469
  New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
     AMBAC Insured, Pre-Refunded, 5.375%, 4/01/19 ...............................................      10,555,000        11,104,704
     Pre-Refunded, 5.75%, 4/01/19 ...............................................................      30,000,000        31,369,200
  New York State Urban Development Corp. Revenue,
     Correctional, Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/18 .........................      12,000,000        12,328,440
     Correctional Facilities Service Contract, Series A, Pre-Refunded, 5.00%, 1/01/28 ...........      14,000,000        14,381,500
     Correctional Facilities Service Contract, Series B, Pre-Refunded, 5.00%, 1/01/25 ...........      21,055,000        21,677,386
     Correctional Facilities Service Contract, Series C, AMBAC Insured, Pre-Refunded,
       6.00%, 1/01/29 ...........................................................................      34,135,000        35,660,493
     Correctional Facilities Service Contract, Series D, FSA Insured, Pre-Refunded,
       5.25%, 1/01/30 ...........................................................................      10,000,000        10,490,000
     FGIC Insured, 5.00%, 3/15/29 ...............................................................       7,000,000         7,305,900
     Personal Income Tax, Series C-1, FGIC Insured, Pre-Refunded, 5.00%, 3/15/28 ................       4,900,000         5,194,343
     Personal Income Tax, Series C-1, Pre-Refunded, 5.00%, 3/15/25 ..............................       3,225,000         3,418,726
     Personal Income Tax, State Facilities, Series A, Pre-Refunded, 5.25%, 3/15/32 ..............      20,000,000        21,255,000
     State Personal Income Tax, Series B Empire State, MBIA Insured, Pre-Refunded,
       5.00%, 3/15/33 ...........................................................................      11,010,000        11,671,371
     State Personal Income Tax, Series B Empire State, Pre-Refunded, 5.125%, 3/15/29 ............       9,000,000         9,598,410
  Niagara Falls City School District COP, High School Facility, Pre-Refunded, 5.375%, 6/15/28 ...       5,000,000         5,132,800
  Niagara Falls Public Water Authority Revenue, Series A, MBIA Insured, 5.00%, 7/15/34 ..........       9,000,000         9,354,600
  Orangetown Housing Authority Housing Facilities Revenue, Senior Housing Center Project,
    Refunding, MBIA Insured, zero cpn., 4/01/30 .................................................      21,170,000         6,069,016
  Otsego County IDA Civic Facility Revenue, Hartwick College Project, Series A, Pre-Refunded,
    5.50%, 7/01/19 ..............................................................................       3,400,000         3,549,634


34 | Annual Report

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  Rensselaer Municipal Leasing Corp. Leasehold Mortgage Revenue, Rensselaer County
     Nursing Home,
     Series A, 6.90%, 6/01/24 ...................................................................   $   9,495,000   $     9,535,828
     Series B, 6.90%, 6/01/24 ...................................................................       3,175,000         3,188,652
  Sachem Central School District Holbrook GO, Series B, MBIA Insured, Pre-Refunded, 5.00%,
     10/15/27 ...................................................................................       3,885,000         4,139,273
     10/15/28 ...................................................................................       2,000,000         2,130,900
  Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%,
     10/15/29 ...................................................................................      22,500,000        23,584,950
     10/15/32 ...................................................................................     104,975,000       109,968,661
  St. Lawrence County IDA Civic Facility Revenue, Clarkson University Project, Series A,
    5.50%, 7/01/29 ..............................................................................       6,000,000         6,270,180
  Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P. Cohalan
    Complex, AMBAC Insured, 5.00%, 4/15/16 ......................................................       2,720,000         2,809,080
  Syracuse IDA Civic Facility Revenue, Crouse Health Hospital Inc., Project A,
     5.25%, 1/01/16 .............................................................................       4,000,000         3,677,560
     5.375%, 1/01/23 ............................................................................       4,760,000         4,155,718
  Tompkins County IDAR, Civic Facility, Cornell University, Pre-Refunded, 5.75%, 7/01/30 ........       7,510,000         8,004,308
  Triborough Bridge and Tunnel Authority Revenues,
     Convention Center Project, Series E, zero cpn., 1/01/12 ....................................      21,625,000        17,786,346
     General, Series A, 5.00%, 11/15/35 .........................................................       9,155,000         9,618,884
     General Purpose, Refunding, Series A, 5.00%, 1/01/27 .......................................      34,500,000        35,520,510
     General Purpose, Refunding, Series A, MBIA Insured, 5.00%, 1/01/32 .........................       3,770,000         3,898,934
     General Purpose, Refunding, Series B, 5.125%, 11/15/29 .....................................      17,175,000        17,898,239
     General Purpose, Refunding, Series B, 5.00%, 11/15/32 ......................................      10,000,000        10,321,600
     General Purpose, Refunding, Series B, MBIA Insured, 5.00%, 11/15/27 ........................      10,000,000        10,434,900
     General Purpose, Series A, 5.00%, 1/01/32 ..................................................       6,110,000         6,277,964
     General Purpose, Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/32 ......................      20,230,000        21,239,477
     General Purpose, Series A, Pre-Refunded, 5.125%, 1/01/31 ...................................      24,310,000        25,649,481
     General Purpose, Series A, Pre-Refunded, 5.00%, 1/01/32 ....................................      34,340,000        36,053,566
     General Purpose, Series B, MBIA Insured, Pre-Refunded, 5.20%, 1/01/27 ......................       4,110,000         4,606,981
     General Purpose, Series B, Pre-Refunded, 5.20%, 1/01/27 ....................................      15,000,000        16,813,800
     General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30 ....................................      32,185,000        36,653,565
     Refunding, MBIA Insured, 5.00%, 11/15/26 ...................................................      10,000,000        10,405,200
     Refunding, MBIA Insured, 5.00%, 11/15/32 ...................................................      22,875,000        23,745,622
     Series A, FGIC Insured, 5.00%, 1/01/32 .....................................................       1,970,000         2,037,374
     sub. bond, AMBAC Insured, 5.00%, 11/15/28 ..................................................      15,000,000        15,662,400
  TSASC Inc. New York Revenue, Tobacco Flexible Amortization Bonds, Series 1,
     Pre-Refunded, 6.25%,
       7/15/27 ..................................................................................      35,000,000        37,089,500
       7/15/34 ..................................................................................      40,000,000        42,388,000
  United Nations Development Corp. Revenue, senior lien, Refunding, Series A, 5.25%,
     7/01/23 ....................................................................................       2,500,000         2,518,425
     7/01/25 ....................................................................................       2,000,000         2,014,740
  Utica IDA Civic Facility Revenue,
     Munson-Williams-Proctor Institute, 5.40%, 7/15/30 ..........................................       1,000,000         1,057,910
     Munson-Williams-Proctor Institute Project, Series A, 5.50%, 7/15/29 ........................       5,170,000         5,415,006
     Munson-Williams-Proctor Institute Project, Series A, Pre-Refunded, 5.50%, 7/15/29 ..........       4,745,000         5,005,548


                                                              Annual Report | 35

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  Warren and Washington IDA Civic Facility Revenue, Series A, FSA Insured, 5.00%, 12/01/27 ......   $   8,115,000   $     8,503,871
  Westchester Tobacco Asset Securitization Corp. Revenue,
     Capital Appreciation, Pre-Refunded, 6.75%, 7/15/29 .........................................      15,000,000        16,410,300
     Refunding, 5.00%, 6/01/26 ..................................................................       2,000,000         2,044,920
     Refunding, 5.125%, 6/01/38 .................................................................       7,000,000         7,158,760
  Yonkers GO,
     Refunding, Series B, MBIA Insured, 5.00%, 8/01/30 ..........................................       7,710,000         8,045,154
     Refunding, Series B, MBIA Insured, 5.00%, 8/01/35 ..........................................      17,130,000        17,838,839
     Series A, AMBAC Insured, 5.00%, 9/01/31 ....................................................      12,490,000        13,082,026
                                                                                                                    ---------------
  TOTAL NEW YORK (COST $4,546,390,550) ..........................................................                     4,774,747,533
                                                                                                                    ---------------
  U. S. TERRITORIES 0.7%
  PUERTO RICO 0.6%
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
     Series Y, Pre-Refunded,
       5.00%, 7/01/36 ...........................................................................       4,000,000         4,304,880
       5.50%, 7/01/36 ...........................................................................      10,000,000        11,139,600
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Refunding, Series A, 5.00%, 7/01/38 ........................................................         575,000           583,682
     Series A, Pre-Refunded, 5.00%, 7/01/38 .....................................................      11,425,000        11,691,660
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
    MBIA Insured, Pre-Refunded, 5.00%, 8/01/31 ..................................................       4,000,000         4,184,280
                                                                                                                    ---------------
  TOTAL PUERTO RICO ............................................................................                         31,904,102
                                                                                                                    ---------------
  VIRGIN ISLANDS 0.1%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 ...................................................................................       2,500,000         2,567,800
     10/01/18 ...................................................................................       2,500,000         2,565,525
                                                                                                                    ---------------
  TOTAL VIRGIN ISLANDS ..........................................................................                         5,133,325
                                                                                                                    ---------------
  TOTAL U.S. TERRITORIES (COST $32,025,938) .....................................................                        37,037,427
                                                                                                                    ---------------
  TOTAL LONG TERM INVESTMENTS (COST $4,578,416,488) .............................................                     4,811,784,960
                                                                                                                    ---------------


36 | Annual Report

Franklin New York Tax-Free Income Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 1.2%
  MUNICIPAL BONDS 1.2%
  NEW YORK 1.2%
b Long Island Power Authority Electric System Revenue,
     Sub Series 2, Daily VRDN and Put, 3.86%, 5/01/33 ...........................................   $     400,000   $       400,000
     Sub Series 3B, Daily VRDN and Put, 3.88%, 5/01/33 ..........................................      40,200,000        40,200,000
b New York City GO, Sub Series H-2, Daily VRDN and Put, 3.88%, 1/01/36 ..........................       2,000,000         2,000,000
b New York City IDAR, Liberty, 1 Bryant Park LLC, Series B, Daily VRDN and Put,
    3.91%, 11/01/39 .............................................................................       2,955,000         2,955,000
b New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series G,
    FGIC Insured, Daily VRDN and Put, 3.86%, 6/15/24 ............................................       1,860,000         1,860,000
b New York City Transitional Finance Authority Revenue,
     Future Tax Secured, Refunding, Sub Series C5, Daily VRDN and Put, 3.89%, 8/01/31 ...........       1,000,000         1,000,000
     Future Tax Secured, Series B, Daily VRDN and Put, 3.84%, 2/01/31 ...........................       1,925,000         1,925,000
     New York City Recovery, Refunding, Series 3, Sub Series 3 B, Daily VRDN and Put,
       3.92%, 11/01/22 ..........................................................................       1,500,000         1,500,000
b New York State Dormitory Authority Revenue, Cornell University, Series B, Daily VRDN and Put,
    3.83%, 7/01/25 ..............................................................................       2,100,000         2,100,000
b New York State HFAR, 100 Maiden Lane Housing, Series A, Weekly VRDN and Put,
    3.75%, 11/01/37 .............................................................................       1,300,000         1,300,000
b Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
    Series 2, Daily VRDN and Put, 3.88%, 5/01/19 ................................................       1,800,000         1,800,000
                                                                                                                    ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $57,040,000) ...............................................                        57,040,000
                                                                                                                    ---------------
  TOTAL INVESTMENTS (COST $4,635,456,488) 98.9% .................................................                     4,868,824,960
  OTHER ASSETS, LESS LIABILITIES 1.1% ...........................................................                        55,528,275
                                                                                                                    ---------------
  NET ASSETS 100.0% .............................................................................                   $ 4,924,353,235
                                                                                                                    ===============

Selected Portfolio Abbreviations on page 38.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 37

Franklin New York Tax-Free Income Fund

STATEMENT OF INVESTMENTS, MAY 31, 2007

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC - American Municipal Bond Assurance Corp.
COP   - Certificate of Participation
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FSA   - Financial Security Assurance Inc.
GO    - General Obligation
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority/Agency Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority/Agency Revenue
MBIA  - Municipal Bond Investors Assurance Corp.
MFM   - Multi-Family Mortgage
MTA   - Metropolitan Transit Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
XLCA  - XL Capital Assurance


38 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin New York Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2007

Assets:
   Investments in securities:
      Cost ..........................................................................   $4,635,456,488
                                                                                        --------------
      Value .........................................................................   $4,868,824,960
   Cash .............................................................................           39,430
   Receivables:
      Capital shares sold ...........................................................       11,110,665
      Interest ......................................................................       68,596,533
                                                                                        --------------
         Total assets ...............................................................    4,948,571,588
                                                                                        --------------

Liabilities:
   Payables:
      Investment securities purchased ...............................................       15,622,342
      Capital shares redeemed .......................................................        5,313,115
      Affiliates ....................................................................        3,048,600
   Accrued expenses and other liabilities ...........................................          234,296
                                                                                        --------------
         Total liabilities ..........................................................       24,218,353
                                                                                        --------------
            Net assets, at value ....................................................   $4,924,353,235
                                                                                        ==============

Net assets consist of:
   Paid-in capital ..................................................................   $4,684,158,281
   Undistributed net investment income ..............................................        4,152,357
   Net unrealized appreciation (depreciation) .......................................      233,368,472
   Accumulated net realized gain (loss) .............................................        2,674,125
                                                                                        --------------
            Net assets, at value ....................................................   $4,924,353,235
                                                                                        ==============


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 39

Franklin New York Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
May 31, 2007

CLASS A:
   Net assets, at value .............................................................   $4,411,763,343
                                                                                        ==============
   Shares outstanding ...............................................................      377,304,663
                                                                                        ==============
   Net asset value per share a ......................................................   $        11.69
                                                                                        ==============
   Maximum offering price per share (net asset value per share / 95.75%) ............   $        12.21
                                                                                        ==============
CLASS B:
   Net assets, at value .............................................................   $  178,205,271
                                                                                        ==============
   Shares outstanding ...............................................................       15,274,568
                                                                                        ==============
   Net asset value and maximum offering price per share a ...........................   $        11.67
                                                                                        ==============
CLASS C:
   Net assets, at value .............................................................   $  272,837,348
                                                                                        ==============
   Shares outstanding ...............................................................       23,348,846
                                                                                        ==============
   Net asset value and maximum offering price per share a ...........................   $        11.69
                                                                                        ==============
ADVISOR CLASS:
   Net assets, at value .............................................................   $   61,547,273
                                                                                        ==============
   Shares outstanding ...............................................................        5,261,347
                                                                                        ==============
   Net asset value and maximum offering price per share a ...........................   $        11.70
                                                                                        ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


40 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin New York Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the year ended May 31, 2007

Investment income:
   Interest .........................................................................   $  243,393,529
                                                                                        --------------
Expenses:
   Management fees (Note 3a) ........................................................       22,288,663
   Distribution fees (Note 3c)
      Class A .......................................................................        3,916,616
      Class B .......................................................................        1,274,262
      Class C .......................................................................        1,658,998
   Transfer agent fees (Note 3e) ....................................................        2,226,745
   Custodian fees ...................................................................           71,977
   Reports to shareholders ..........................................................          185,249
   Registration and filing fees .....................................................           40,023
   Professional fees (Note 3f) ......................................................           88,649
   Trustees' fees and expenses ......................................................          119,460
   Other ............................................................................          217,826
                                                                                        --------------
         Total expenses .............................................................       32,088,468
                                                                                        --------------
            Net investment income ...................................................      211,305,061
                                                                                        --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ........................................        5,260,922
   Net change in unrealized appreciation (depreciation) on investments ..............      (15,534,012)
                                                                                        --------------
Net realized and unrealized gain (loss) .............................................      (10,273,090)
                                                                                        --------------
Net increase (decrease) in net assets resulting from operations .....................   $  201,031,971
                                                                                        ==============


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 41

Franklin New York Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   ----------------------------------
                                                                           YEAR ENDED MAY 31,
                                                                   ----------------------------------
                                                                        2007              2006
                                                                   ----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................   $   211,305,061   $   214,388,660
      Net realized gain (loss) from investments ................         5,260,922         4,640,502
      Net change in unrealized appreciation (depreciation)
         on investments ........................................       (15,534,012)     (126,939,190)
                                                                   ----------------------------------
            Net increase (decrease) in net assets resulting from
               operations ......................................       201,031,971        92,089,972
                                                                   ----------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................................      (191,502,107)     (193,369,520)
         Class B ...............................................        (7,557,235)       (8,446,424)
         Class C ...............................................        (9,704,153)       (9,189,670)
         Advisor Class .........................................        (2,228,955)       (1,531,832)
      Net realized gains:
         Class A ...............................................        (1,937,898)               --
         Class B ...............................................           (87,429)               --
         Class C ...............................................          (111,585)               --
         Advisor Class .........................................           (21,060)               --
                                                                   ----------------------------------
   Total distributions to shareholders .........................      (213,150,422)     (212,537,446)
                                                                   ----------------------------------

   Capital share transactions: (Note 2)
         Class A ...............................................        71,162,127       (38,268,025)
         Class B ...............................................       (28,690,236)      (18,377,349)
         Class C ...............................................        28,184,266        15,535,881
         Advisor Class .........................................        17,472,974        14,651,665
                                                                   ----------------------------------
   Total capital share transactions ............................        88,129,131       (26,457,828)
                                                                   ----------------------------------

   Redemption fees .............................................             3,574             8,598
                                                                   ----------------------------------
            Net increase (decrease) in net assets ..............        76,014,254      (146,896,704)
Net assets
   Beginning of year ...........................................     4,848,338,981     4,995,235,685
                                                                   ----------------------------------
   End of year .................................................   $ 4,924,353,235   $ 4,848,338,981
                                                                   ==================================
Undistributed net investment income included in net assets:
   End of year .................................................   $     4,152,357   $     3,931,276
                                                                   ==================================


42 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin New York Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income Fund (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, open-end investment company, consisting of one fund, the Franklin New York Tax-Free Income Fund (the Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A.    SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B.    SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                                                              Annual Report | 43

Franklin New York Tax-Free Income Fund

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C.    INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D.    SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses

E.    ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F.    REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.    GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


44 | Annual Report

Franklin New York Tax-Free Income Fund

2.    SHARES OF BENEFICIAL INTEREST

At May 31, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                        ----------------------------------------------------------
                                                            YEAR ENDED MAY 31,
                                                    2007                         2006
                                        ----------------------------------------------------------
                                           SHARES         AMOUNT         SHARES         AMOUNT
                                        ----------------------------------------------------------
CLASS A SHARES:
   Shares sold ......................    33,282,533   $ 391,611,132    25,080,334   $ 297,153,217
   Shares issued in reinvestment of
      distributions .................     9,744,624     114,532,681     9,620,287     113,898,434
   Shares redeemed ..................   (36,980,212)   (434,981,686)  (37,933,640)   (449,319,676)
                                        ----------------------------------------------------------
   Net increase (decrease) ..........     6,046,945   $  71,162,127    (3,233,019)  $ (38,268,025)
                                        ==========================================================
CLASS B SHARES:
   Shares sold ......................       106,686   $   1,249,501       121,344   $   1,434,647
   Shares issued in reinvestment of
      distributions .................       430,784       5,053,701       474,757       5,612,998
   Shares redeemed ..................    (2,979,539)    (34,993,438)   (2,153,006)    (25,424,994)
                                        ----------------------------------------------------------
   Net increase (decrease) ..........    (2,442,069)  $ (28,690,236)   (1,556,905)  $ (18,377,349)
                                        ==========================================================
CLASS C SHARES:
   Shares sold ......................     5,480,988   $  64,455,332     3,820,326   $  45,242,049
   Shares issued in reinvestment of
      distributions .................       545,120       6,404,637       512,503       6,066,879
   Shares redeemed ..................    (3,630,049)    (42,675,703)   (3,023,098)    (35,773,047)
                                        ----------------------------------------------------------
   Net increase (decrease) ..........     2,396,059   $  28,184,266     1,309,731   $  15,535,881
                                        ==========================================================
ADVISOR CLASS SHARES:
   Shares sold ......................     2,060,729   $  24,268,873     1,640,727   $  19,387,499
   Shares issued in reinvestment of
      distributions .................        10,098         118,935         5,332          63,223
   Shares redeemed ..................      (588,105)     (6,914,834)     (404,661)     (4,799,057)
                                        ----------------------------------------------------------
   Net increase (decrease) ..........     1,482,722   $  17,472,974     1,241,398   $  14,651,665
                                        ==========================================================

3.    TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                        Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)      Principal underwriter
Franklin Templeton Investor Services, LLC (Investor
   Services)                                              Transfer agent


                                                              Annual Report | 45

Franklin New York Tax-Free Income Fund

3.    TRANSACTIONS WITH AFFILIATES (CONTINUED)

A.    MANAGEMENT FEES

The Fund pays an investment management fee to Advisors based on the month-end net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.625%            Up to and including $100 million
      0.500%            Over $100 million, up to and including $250 million
      0.450%            Over $250 million, up to and including $10 billion
      0.440%            Over $10 billion, up to and including $12.5 billion
      0.420%            Over $12.5 billion, up to and including $15 billion
      0.400%            Over $15 billion, up to and including $17.5 billion
      0.380%            Over $17.5 billion, up to and including $20 billion
      0.360%            In excess of $20 billion

B.    ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C.    DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .......................................................      0.10%
Class B .......................................................      0.65%
Class C .......................................................      0.65%

D.    SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charge retained net of commisions paid to
   unaffiliated broker/dealers ................................   $ 853,368
Contingent deferred sales charges retained ....................   $ 254,289


46 | Annual Report

Franklin New York Tax-Free Income Fund

3.    TRANSACTIONS WITH AFFILIATES (CONTINUED)

E.    TRANSFER AGENT FEES

For the year ended May 31, 2007, the Fund paid transfer agent fees of $2,226,745, of which $1,332,996 was retained by Investor Services.

F.    OTHER AFFILIATED TRANSACTIONS

Included in professional fees are legal fees of $28,500 that were paid to a law firm in which a partner is an officer of the Fund.

4.    INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended May 31, 2007, the Fund utilized $86,395 of capital loss carryforwards.

The tax character of distributions paid during the years ended May 31, 2007 and 2006, was as follows:

                                                 ------------------------------
                                                     2007             2006
                                                 ------------------------------
Distributions paid from:
   Tax-exempt income ........................    $ 210,992,450    $ 212,537,446
   Long term capital gain ...................        2,157,972               --
                                                 ------------------------------
                                                 $ 213,150,422    $ 212,537,446
                                                 ==============================

At May 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................................   $ 4,638,207,589
                                                                ================

Unrealized appreciation .....................................   $   259,328,627
Unrealized depreciation .....................................       (28,711,256)
                                                                ----------------
Net unrealized appreciation (depreciation) ..................   $   230,617,371
                                                                ================

Undistributed tax exempt income .............................   $     1,835,216
Undistributed long term capital gains .......................         3,108,085
                                                                ----------------
Distributable earnings ......................................   $     4,943,301
                                                               ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.


                                                              Annual Report | 47

Franklin New York Tax-Free Income Fund

5.    INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2007, aggregated $366,460,420 and $270,372,996, respectively.

6.    CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. Territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. Territories.

7.    REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.


48 | Annual Report

Franklin New York Tax-Free Income Fund

7.    REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

8.    NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semiannual reporting period in 2007. The Fund believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 49

Franklin New York Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN NEW YORK TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin New York Tax-Free Income Fund (the "Fund") at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 18, 2007


50 | Annual Report

Franklin New York Tax-Free Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $5,266,057 as a long term capital gain dividend for the fiscal year ended May 31, 2007.

Under Section 852(b)(5)(A) of the Code, the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2007. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2008, shareholders will be notified of amounts for use in preparing their 2007 income tax returns.


                                                              Annual Report | 51

Franklin New York Tax-Free Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of Franklin New York Tax-Free Income Fund's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); to approve the elimination of certain of the Fund's fundamental investment restrictions; and to approve the reclassification of certain investment policies as non-fundamental. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Rupert H. Johnson Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), the elimination of certain of the Fund's fundamental investment restrictions, and the reclassification of certain investment policies as non-fundamental. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Trustees:

----------------------------------------------------------------------------------------------------------------
                                                     % OF         % OF                         % OF        % OF
                                                 OUTSTANDING     VOTED                     OUTSTANDING    VOTED
NAME                                 FOR            SHARES       SHARES      WITHHELD         SHARES      SHARES
----------------------------------------------------------------------------------------------------------------
Harris J. Ashton ...........   229,053,452.168      55.083%     97.093%    6,857,887.666      1.649%      2.907%
Robert F. Carlson ..........   229,191,144.706      55.116%     97.151%    6,720,195.128      1.616%      2.849%
Sam Ginn ...................   229,287,331.443      55.139%     97.192%    6,624,008.391      1.593%      2.808%
Edith E. Holiday ...........   229,207,464.073      55.120%     97.158%    6,703,875.761      1.612%      2.842%
Frank W. T. LaHaye .........   228,978,127.723      55.065%     97.061%    6,933,212.111      1.667%      2.939%
Frank A. Olson .............   229,157,541.486      55.108%     97.137%    6,753,798.348      1.624%      2.863%
Larry D. Thompson ..........   229,539,773.074      55.200%     97.299%    6,371,566.760      1.532%      2.701%
John B. Wilson .............   229,394,072.781      55.165%     97.237%    6,517,267.053      1.567%      2.763%
Charles B. Johnson .........   229,130,093.277      55.101%     97.126%    6,781,246.557      1.631%      2.874%
Rupert H.. Johnson Jr. .....   229,150,270.527      55.106%     97.134%    6,761,069.307      1.626%      2.866%

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   180,223,780.872     43.340%      76.395%
Against ...................     5,885,673.960      1.416%       2.495%
Abstain ...................     9,602,435.002      2.309%       4.070%
Broker Non-Votes ..........    40,199,450.000      9.667%      17.040%
----------------------------------------------------------------------
TOTAL .....................   235,911,339.834     56.732%     100.000%
----------------------------------------------------------------------


52 | Annual Report

Franklin New York Tax-Free Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (CONTINUED)

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   176,061,833.827     42.339%      74.631%
Against ...................     9,157,113.107      2.202%       3.881%
Abstain ...................    10,492,942.900      2.524%       4.448%
Broker Non-Votes ..........    40,199,450.000      9.667%      17.040%
----------------------------------------------------------------------
TOTAL .....................   235,911,339.834     56.732%     100.000%
----------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                              SHARES VOTED        SHARES       SHARES
----------------------------------------------------------------------
For .......................   177,089,513.343     42.586%      75.066%
Against ...................     7,772,675.356      1.870%       3.295%
Abstain ...................    10,849,701.135      2.609%       4.599%
Broker Non-Votes ..........    40,199,450.000      9.667%      17.040%
----------------------------------------------------------------------
TOTAL .....................   235,911,339.834     56.732%     100.000%
----------------------------------------------------------------------

(c) To amend the Fund's fundamental investment restriction regarding lending:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   175,717,399.119     42.256%      74.485%
Against ...................     8,672,846.744      2.086%       3.676%
Abstain ...................    11,321,643.971      2.723%       4.799%
Broker Non-Votes ..........    40,199,450.000      9.667%      17.040%
----------------------------------------------------------------------
TOTAL .....................   235,911,339.834     56.732%     100.000%
----------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   176,604,553.937     42.470%      74.861%
Against ...................     8,214,449.762      1.975%       3.482%
Abstain ...................    10,892,886.135      2.620%       4.617%
Broker Non-Votes ..........    40,199,450.000      9.667%      17.040%
----------------------------------------------------------------------
TOTAL .....................   235,911,339.834     56.732%     100.000%
----------------------------------------------------------------------


                                                              Annual Report | 53

Franklin New York Tax-Free Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (CONTINUED)

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   175,781,375.251     42.272%      74.512%
Against ...................     8,802,162.346      2.117%       3.731%
Abstain ...................    11,128,352.237      2.676%       4.717%
Broker Non-Votes ..........    40,199,450.000      9.667%      17.040%
----------------------------------------------------------------------
TOTAL .....................   235,911,339.834     56.732%     100.000%
----------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   176,399,520.335     42.421%      74.774%
Against ...................    8,182,951.972       1.967%       3.468%
Abstain ...................    11,129,417.527      2.677%       4.718%
Broker Non-Votes ..........    40,199,450.000      9.667%      17.040%
----------------------------------------------------------------------
TOTAL .....................   235,911,339.834     56.732%     100.000%
----------------------------------------------------------------------

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   176,471,215.547     42.438%      74.804%
Against ...................     8,066,343.852      1.940%       3.419%
Abstain ...................    11,174,330.435      2.687%       4.737%
Broker Non-Votes ..........    40,199,450.000      9.667%      17.040%
----------------------------------------------------------------------
TOTAL .....................   235,911,339.834     56.732%     100.000%
----------------------------------------------------------------------

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   179,224,018.265     43.100%      75.971%
Against ...................     6,509,176.895      1.565%       2.759%
Abstain ...................     9,978,694.674      2.400%       4.230%
Broker Non-Votes ..........    40,199,450.000      9.667%      17.040%
----------------------------------------------------------------------
TOTAL .....................   235,911,339.834     56.732%     100.000%
----------------------------------------------------------------------


54| Annual Report

Franklin New York Tax-Free Income Fund

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (CONTINUED)

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   174,787,813.018     42.033%      74.090%
Against ...................     9,933,294.008      2.389%       4.211%
Abstain ...................    10,990,782.808      2.643%       4.659%
Broker Non-Votes ..........    40,199,450.000      9.667%      17.040%
----------------------------------------------------------------------
TOTAL .....................   235,911,339.834     56.732%     100.000%
----------------------------------------------------------------------

Proposal 5. To approve the reclassification of certain investment policies as non-fundamental:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   175,204,830.998     42.133%      74.267%
Against ...................     9,177,015.438      2.207%       3.890%
Abstain ...................    11,330,043.398      2.725%       4.803%
Broker Non-Votes ..........    40,199,450.000      9.667%      17.040%
----------------------------------------------------------------------
TOTAL .....................   235,911,339.834     56.732%     100.000%
----------------------------------------------------------------------


                                                              Annual Report | 55

Franklin New York Tax-Free Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------
                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                     LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION   TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)      Trustee    Since 1982         140                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                 company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
------------------------------------------------------------------------------------------------------------------------

ROBERT F. CARLSON (1928)     Trustee    Since April 2007   121                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement
Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board,
Blue Shield of California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------

SAM GINN (1937)              Trustee    Since April 2007   121                       Director, Chevron Corporation
One Franklin Parkway                                                                 (global energy company) and ICO
San Mateo, CA 94403-1906                                                             Global Communications (Holdings)
                                                                                     Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive
Officer, AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).
------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (1952)      Trustee    Since 1998         140                       Director, Hess Corporation
One Franklin Parkway                                                                 (formerly, Amerada Hess
San Mateo, CA 94403-1906                                                             Corporation) (exploration and
                                                                                     refining of oil and gas), H.J.
                                                                                     Heinz Company (processed foods and
                                                                                     allied products), RTI International
                                                                                     Metals, Inc. (manufacture and
                                                                                     distribution of titanium),
                                                                                     Canadian National Railway
                                                                                     (railroad) and White Mountains
                                                                                     Insurance Group, Ltd. (holding
                                                                                     company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------


56 | Annual Report

------------------------------------------------------------------------------------------------------------------------
                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                     LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION   TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)     Trustee    Since April 2007   121                       Director, Center for Creative Land
One Franklin Parkway                                                                 Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------

FRANK A. OLSON (1932)        Trustee    Since 2006         140                       Director, Hess Corporation
One Franklin Parkway                                                                 (formerly, Amerada Hess
San Mateo, CA 94403-1906                                                             Corporation) (exploration and
                                                                                     refining of oil and gas) and
                                                                                     Sentient Jet (private jet service);
                                                                                     and FORMERLY, Director, Becton
                                                                                     Dickinson and Company (medical
                                                                                     technology), Cooper Industries,
                                                                                     Inc. (electrical products and tools
                                                                                     and hardware), Health Net, Inc.
                                                                                     (formerly, Foundation Health)
                                                                                     (integrated managed care), The
                                                                                     Hertz Corporation (car rental),
                                                                                     Pacific Southwest Airlines, The RCA
                                                                                     Corporation, Unicom (formerly,
                                                                                     Commonwealth Edison), UAL
                                                                                     Corporation (airlines) and White
                                                                                     Mountains Insurance Group, Ltd.
                                                                                     (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------

LARRY D. THOMPSON (1945)     Trustee    Since April 2007   140                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and
FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------

JOHN B. WILSON (1959)        Trustee    Since April 2007   121                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder,  Hyannis Port Capital,  Inc. (real estate and private equity  investing);  serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President,  Gap, Inc. (retail) (1996-2000);
Chief  Financial  Officer and  Executive  Vice  President - Finance  and  Strategy,  Staples,  Inc.  (office  supplies)
(1992-1996);  Executive Vice President - Corporate Planning,  Northwest Airlines, Inc. (airlines) (1990-1992); and Vice
President and Partner, Bain & Company (1986-1990).
------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 57

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED       BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee,         Trustee since     140                       None
One Franklin Parkway              President and    1982, President
San Mateo, CA 94403-1906          Chief            since 1983 and
                                  Investment       Chief Executive
                                  Officer -        Officer -
                                  Investment       Investment
                                  Management       Management
                                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON, JR. (1940)   Trustee and      Since 1983        55                        None
One Franklin Parkway              Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers,
Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------

SHEILA AMOROSO (1959)             Vice President   Since 1999        Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------

RAFAEL R. COSTAS, JR. (1965)      Vice President   Since 1999        Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------

JAMES M. DAVIS (1952)             Chief            Chief             Not Applicable            Not Applicable
One Franklin Parkway              Compliance       Compliance
San Mateo, CA 94403-1906          Officer and      Officer since
                                  Vice President   2004 and Vice
                                  - AML            President - AML
                                  Compliance       Compliance
                                                   since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance,
Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------


58 | Annual Report

------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer        Since 2004    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice
President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002    Not Applicable            Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (1947)             Vice President   Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------

KAREN L. SKIDMORE (1952)         Vice President   Since 2006    Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------

CRAIG S. TYLE (1960)             Vice President   Since 2005    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI)
(1997-2004).
------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 59

-------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial   Since 2004    Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey &
Pullen, LLP (1979-1987 and 1991-2004).
-------------------------------------------------------------------------------------------------------------------

THOMAS WALSH (1961)              Vice President    Since 1999    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to May 31, 2007, S. Joseph Fortunato and Gordon S. Macklin ceased to be a trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


60 | Annual Report

Franklin New York Tax-Free Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 61

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
   INVESTMENTS       San Mateo, CA 94403-1906

O     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN NEW YORK
TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

115 A2007 07/07


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $50,641 for the fiscal year ended May 31, 2007 and $73,632 for the fiscal year ended May 31, 2006.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended May 31, 2007 and $0 for the fiscal year ended May 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2007 and $2,752 for the fiscal year ended May 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2007 and $173,109 for the fiscal year ended May 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through
(iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended May 31, 2007 and $175,861 for the fiscal year ended May 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    July 26, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    July 26, 2007